SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant x Filed by a Party other than the Registrant Check the appropriate box:

      Preliminary Proxy Statement        Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
x     Definitive Proxy Statement
      Definitive Additional Materials
      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                UTI ENERGY CORP.
                (Name of Registrant as Specified in its Charter)

                                UTI ENERGY CORP.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.

      $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

            N/A

      (2)  Aggregate number of securities to which transaction applies:

            N/A

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            N/A

      (4)  Proposed maximum aggregate value of transaction:

            N/A

      (5)  Total fee paid:

            N/A

x           Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

            N/A

      (2)  Form, Schedule or Registration Statement No.:

            N/A

      (3)  Filing Party:

            N/A

      (4)  Date Filed:

            N/A

                                UTI ENERGY CORP.
                        485 Devon Park Drive -- Suite 112
                            Wayne, Pennsylvania 19087


                            NOTICE OF ANNUAL MEETING


      The 1996 Annual Meeting of Stockholders (the "Meeting") of UTI Energy Corp., a Delaware corporation (the "Company") will be held at the Bellevue Hotel, Cliveden Room, 19th Floor, Broad and Walnut Streets, Philadelphia, Pennsylvania 19102 at 10:00 a.m. on August 8, 1996, for the following purposes:

      1. to elect two Class II directors for a three-year term to expire at the 1999 annual meeting of stockholders of the Company;

      2. to approve the UTI Energy Corp. 1996 Employee Stock Option Plan;

      3. to approve the UTI Energy Corp. Non-Employee Director Stock Option
Plan;

      4. to approve the Stock Option Agreement between UTI Energy Corp. and REMY Investors and Consultants Incorporated;

      5. to approve the repricing of, and amendment to, stock options granted to certain senior executive officers of the Company;

      6. to approve the selection of Ernst & Young LLP as the Company's independent auditors; and

      7. to take action upon any other matters which may properly come before the meeting.

      Stockholders of record at the close of business on July 9, 1996, are entitled to notice of and to vote at the Meeting and any adjournment thereof.

      It is important that your shares be represented at the Meeting. I urge you to sign, date and promptly return the enclosed proxy card in the enclosed postage paid envelope.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  Vincent J. Donahue,
                                  Secretary

July 17, 1996

                                UTI ENERGY CORP.
                        485 Devon Park Drive -- Suite 112
                            Wayne, Pennsylvania 19087


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 8, 1996

            This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of UTI Energy Corp., a Delaware corporation (the "Company"), of proxies to be voted at the Company's 1996 Annual Meeting of Stockholders (the "Meeting") to be held at the Bellevue Hotel, Cliveden Room, 19th Floor, Broad and Walnut Streets, Philadelphia, Pennsylvania on August 8, 1996, at 10:00 a.m., local time, and at any adjournment thereof. This Proxy Statement and the accompanying proxy are being mailed to the Company's stockholders on or about July 17, 1996.

            Properly executed proxies received in time for the meeting will be voted as directed therein, unless revoked in the manner provided hereafter. As to any matter for which no choice has been specified in a proxy, the shares represented thereby will be voted by the persons named in the proxy (i) "FOR" the election of the nominees to the Board of Directors; (ii) "FOR" approval of the UTI Energy Corp. Employee Stock Option Plan (the "1996 Plan"); (iii) "FOR" the approval of the UTI Energy Corp. Non-Employee Director Stock Option Plan (the "Director Plan"); (iv) "FOR" the approval of the Stock Option Agreement (the "Remy Agreement") between the Company and Remy Investors and Consultants Incorporated ("Remy"); (v) "FOR" the repricing of, and amendment to, stock options granted to certain senior executive officers of the Company; (vi)
"FOR" ratification of the appointment of Ernst & Young LLP, Certified Public Accountants, to audit the accounts and records of the Company for the fiscal year ending December 31, 1996; and (vii) in the discretion of such persons, "FOR" or "AGAINST" any other proposals which may be submitted at the Meeting. A stockholder giving a proxy may revoke it at any time before the proxy is voted by giving written notice to the Secretary of the Company, by executing and delivering a proxy bearing a later date, or by attending the Meeting and voting in person.


                         PERSONS MAKING THE SOLICITATION

            This Proxy Statement solicits proxies on behalf of the Board of Directors of the Company. The total expense of such solicitation, including the cost of preparing, assembling, and mailing the proxy materials to stockholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be required to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred in that connection.


                      SHARES OUTSTANDING AND VOTING RIGHTS

      Only stockholders of record of the Company's common stock, $.001 par value (the "Common Stock"), at the close of business on July 9, 1996, are entitled to notice of and to vote at the Meeting or any adjournment thereof. At the close of business on July 9, 1996, there were 3,466,222 shares Common Stock issued and outstanding. Holders of record of the Common Stock on such date will be entitled to one vote per share on all matters to come before the Meeting. A list of stockholders entitled to notice of and to vote at the Meeting will be made available during regular business hours at the offices of the Company, 485 Devon Park Drive, Suite 112, Wayne,

Pennsylvania 19087 from July 10th, 1996, through August 7, 1996, and at the Meeting, for inspection by any stockholder for any purpose regarding the Meeting.

      A majority of the total shares of Common Stock issued and outstanding on the record date will constitute a quorum for the transaction of business at the Meeting. The shares held by each stockholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the Meeting.

      The enclosed form of proxy provides a means for stockholders to vote for all of the director nominees listed herein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. The withholding of authority by a stockholder will have no effect on the results of the election of those directors for whom authority to vote is withheld because the Company's bylaws provide that directors are elected by a plurality of the votes cast at the meeting.

      The approval of the 1996 Plan, the Director Plan, the Remy Agreement, the repricing and amendment to options and the ratification of Ernst &
Young LLP to audit the accounts and records of the Company for the fiscal year ended December 31, 1996, each require the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote on the proposal and present in person or represented by proxy at the Meeting. Broker non-votes, i.e. shares held in the name of brokers for which discretionary authority is not permitted under the rules of the American Stock Exchange, will not be considered entitled to vote on such proposals or counted in determining the number of shares voted in favor of any proposal. Shares that are represented at the Meeting but abstain from voting on such proposals will be counted as shares entitled to vote on such proposals and will have the same effect as a vote against such proposals.

      REMY Capital Partners III, L.P. ("REMY Capital"), which owned 1,739,550 shares of Common Stock (50.2%) at July 8, 1996, controls sufficient votes to determine the outcome of any of the proposals being voted upon by the stockholders. REMY Capital has advised the Company that it intends to vote the shares owned by it for election of the two nominees named herein and "FOR" Proposal Nos. 2 through 6 above.

                                 PROPOSAL NO. 1

                         ELECTION OF CLASS II DIRECTORS

      Two directors will be elected at the Meeting to serve as Class II directors for three-year terms ending at the 1999 Annual Meeting of Stockholders or until such person's successor shall be duly elected and qualified. The Board of Directors recommends the election of Mr. Mark S. Siegel and Mr. Kenneth N. Berns as the Class II Directors to serve for such three-year terms. Both Mr. Siegel and Mr. Berns are currently directors of the Company.

      Unless contrary instructions are set forth in the proxies, it is intended that the persons executing a proxy will vote all shares represented by such proxy for the election as director of both Mr. Siegel and Mr. Berns. Should either Mr. Siegel or Mr. Berns become unable or unwilling to accept nomination or election, it is intended that the person acting under the proxy will vote for the election of such other person as the Board of Directors of the Company may recommend. Management has no reason to believe that either Mr. Siegel or Mr. Berns will be unable or are unwilling to serve if elected.

      There are currently two Class II directorships up for election. Proxies cannot be voted for other than such directorships. Pursuant to the Company's bylaws, directors are elected to serve for three-year terms and until their successors are elected or their earlier resignation or removal. Class I directors' terms expire in 1998, Class II directors' terms expire at the Meeting and Class III directors' terms expire in 1997.

      There currently are six board seats authorized under the Company's bylaws. The following table sets forth information regarding the current directors of the Company, including the nominees for Class II Directors included herein, and the current executive officers of the Company. There are no family relationships among any of the directors or executive officers of the Company, nor any arrangements or understandings between any director and any other person pursuant to which such director was selected as a director.


Name                 Age       Position

Mark S. Siegel       45        Chairman and Class II Director (since 1995)

Vaughn E. Drum       50        President, Chief Executive Officer and Class III
                               Director (since 1986)

Kenneth N. Berns     36        Class II Director (since 1995)

Terry H. Hunt        48        Class I Director (since 1994)

Nadine C. Smith      39        Class I Director (since 1995)

Robert B. Spears     69        Class III Director (since 1994)

- ------------------------------------------------

      Mark S. Siegel - Mr. Siegel was appointed to serve as a Class II Director on March 14, 1995, by a vote of the remaining directors. Mr. Siegel has been President of Remy since 1993. From 1992 to 1993, Mr. Siegel was President, Music Division, Blockbuster Entertainment Corp. From 1988 through 1992, Mr. Siegel was an Executive Vice President of Shamrock Holdings, Inc. and Managing Director of Shamrock Capital Advisors,

Incorporated. Mr. Siegel is a Director of Applause Enterprises, Inc. and Modern Videofilm, Inc. Mr. Siegel holds a B.A. from Colgate University and a J.D. from Boalt Hall School of Law.

      Vaughn E. Drum - Mr. Drum has served as President, Chief Executive Officer and a director of the Company since December 1986. From 1980 through November 1986, Mr. Drum served in various capacities for UGI Development Company ("UGIDC"), a subsidiary of UGI Corporation. Mr. Drum holds a B.S. in Petroleum Engineering from Marietta College.

      Kenneth N. Berns - Mr. Berns was appointed to serve as a Class II director on May 24, 1995, by a vote of the remaining directors. Mr. Berns has been an employee of REMY since 1994. From 1990 through 1994, Mr. Berns was employed by affiliated real estate development and management companies, including Ridge Properties, Ltd., Ridge Development, Ltd. and Spound Company. Prior to 1990, Mr. Berns was a senior manager of Spicer & Oppenheim and a Vice President of Cantor Fitzgerald Financial Corporation. Mr. Berns is the majority stockholder of RD Management, Inc., which is the general partner of Ridge Properties, Ltd. Mr. Berns is a Certified Public Accountant and holds a Bachelors Degree in Business Administration from San Diego State University and a Masters Degree in Taxation from Golden Gate University.

      Terry H. Hunt - Since 1992, Mr. Hunt has served as the President and Chief Executive Officer of Penn Fuel Gas, Inc., a natural gas and propane distribution company. From 1989 to 1992, Mr. Hunt was the President and Chairman of Carnegie Natural Gas Company, a gas distribution and transportation company, and of Apollo Gas Company, a natural gas distributor. From 1984 through 1988, he served as Vice President of Delhi Gas Pipeline Corporation, a gas distribution company.

      Nadine C. Smith - Since 1990, Ms. Smith has been a financial and management consultant in private practice in Dallas, Texas. From 1985 to 1990, Ms. Smith was an investment banker, most recently with The First Boston Corporation. From 1984 to 1985, she was a strategy consultant with McKinsey & Co. Ms. Smith holds a B.A. from Smith College and a M.B.A. from Yale University.

      Robert B. Spears - Since 1989, Mr. Spears has served as the Chairman and Vice President, Business Development of Spears & Associates, Inc., a firm which he founded in 1965. Spears & Associates is a leading research-based consulting firm to the oil and natural gas industry worldwide.

Meeting and Committees of the Board of Directors

      The Board of Directors met eleven times during the year ended December 31, 1995. Each director attended all meetings of the Board of Directors for which he or she was eligible and all meetings of each committee for which he or she was eligible.

      The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. The Company does not have a nominating or other similar committee.

      The Executive Committee, which currently is composed of Messrs. Drum and Siegel, has the authority to act for the Board in all matters arising between regular or special meetings of the Board. The Executive Committee met three times during the year ended December 31, 1995.

      The Audit Committee, which currently is composed of Messrs. Berns and Spears and Ms. Smith, selects, subject to Board approval (and, if the Board so determines, subject to stockholder approval), the independent accountants to audit the Company's books and records, and considers and acts upon accounting matters as they arise. The Audit Committee met once during the year ended December 31, 1995.

      The Compensation Committee, which currently is composed of Messrs. Hunt and Siegel and Ms. Smith, administers the Company's stock option plans and recommends compensation policies to the Board of Directors. The Compensation Committee met once during 1995.

Compensation of Directors

      The non-employee directors are each entitled to receive an annual retainer fee of $5,000 and fees of $700 per meeting for their attendance at regular and special Board of Directors meetings. Non-employee committee members are entitled to additional fees of $500 for each committee meeting attended. All directors have been and will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board of Directors meetings.

      On December 19, 1995, the Company, pursuant to the Director Plan, which is subject to stockholder approval, awarded options to purchase 7,500 shares of the Company's common stock at $5.69 per share to three of its outside directors. These options expire five years from the date of grant. See "Proposal No. 3 Approval of Non-Employee Director Stock Option Plan-Shares Subject to the Director Plan and Subject to Grants".

      In addition, the Company entered into a consulting agreement with Ms. Smith, which provided for a consulting fee of $25,000. This consulting arrangement expired in March 1996. Ms. Smith also received $25,000 in 1995 for other consulting services relating to the sale of the Company's supply business.



                                 PROPOSAL NO. 2

                   APPROVAL OF 1996 EMPLOYEE STOCK OPTION PLAN

      On December 19, 1995, the Board of Directors of the Company, upon recommendation of the Compensation Committee, approved the 1996 Plan and its submission of the 1996 Plan to the stockholders of the Company for their approval. The 1996 Plan was recommended by the Compensation Committee and adopted by the Board of Directors to supplement the Company's 1993 Non-Qualified Stock Option Plan (the "1993 Plan"), which no longer has any options to purchase shares available for grant to the Company's key employees. Like the 1993 Plan, the 1996 Plan is intended to advance the best interests of the Company by providing certain full-time employees, including officers and employee directors, who have substantial responsibility for the Company's management and growth, with additional incentive by increasing their proprietary interest in the success of the Company. No Awards have been or will be granted under the 1996 Plan until it is approved by the stockholders of the Company.

      The following is a summary of the 1996 Plan. Such summary does not purport to be a complete statement of the 1996 Plan and is qualified in its entirety by reference to the full text of the 1996 Plan, a copy of which is attached as Exhibit A to this Proxy Statement and is hereby incorporated herein by reference. The grant of an option under the 1996 Plan is referred to in this summary as an "Award".

Administration of the 1996 Plan

      The 1996 Plan is required to be administered by a committee of the Board of Directors consisting of not less than two members, each of which shall be "Disinterested" within applicable regulatory requirements, including the rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors intends for the 1996 Plan to be administered by the Board's Compensation Committee. The Compensation Committee is comprised of not less than three directors of the Company selected by the Board of Directors. The current members of the Compensation Committee are Messrs. Hunt, Siegel and Ms. Smith, all of whom are non-employee directors. It is the Board's policy that the Compensation Committee be composed of non-employee directors, and it is anticipated that this policy will be continued.

Eligibility and Participation

      The individuals eligible to participate in the 1996 Plan will be full-time, key employees, including officers and employee directors, of the Company or of any parent or subsidiary corporation, as the Compensation Committee may determine from time to time. No individual will be eligible to receive an Award while such individual is a member of the Compensation Committee.

Shares Subject to the 1996 Plan and Subject to Awards

      The 1996 Plan provides for the granting of Awards with respect to an aggregate amount of not more than 300,000 shares of Common Stock, subject to adjustment as set forth below. Such shares may be treasury shares or authorized but unissued shares. If any outstanding Award expires or terminates, the shares of Common Stock allocable to the unexercised portion of such Award may again be available for purposes of Awards under the 1996 Plan. The 1996 Plan provides that the maximum number of shares of Common Stock subject to options that may be awarded to any employee under the 1996 Plan during any consecutive three-year period is 100,000.

      Notwithstanding any other provisions of the 1996 Plan to the contrary, the aggregate fair market value (determined as of the date of the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee in any calendar year (under the 1996 Plan and any other incentive stock option plan of the Company and any parent and subsidiary corporation thereof) may not exceed $100,000. The Compensation Committee will have the discretion to grant either "incentive stock options" (within the meaning of Section 422 of the Code ("ISOs") or "non-statutory" stock options ("NSOs"). A description of these two types of stock options appears below under the heading "Federal Income Tax Consequences".

Grant and Exercise of Options

      Each Award under the 1996 Plan is to be embodied in a written option agreement, which is subject to the terms and conditions of the 1996 Plan and which will contain such other provisions as the Compensation Committee in its discretion deems advisable. The price at which shares may be purchased pursuant to an option, whether an ISO or an NSO, is to be determined by the Compensation Committee. No ISO, however, may be granted with an exercise price less than the fair market value of the shares of Common Stock on the date the option is granted. On July 8, 1996, the fair market value of the Common Stock was $12 1/8 per share. In the case of any eligible employee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, the option price at which shares may be purchased pursuant to any option that is an ISO granted under the 1996 Plan may not be less than 110% of the fair market value of the Common Stock on the date the option is granted.

      No option will be exercisable after the expiration of ten years from the date it is granted. The Compensation Committee in its discretion may fix the terms of any option so that any option may be exercised (so long as its is valid and outstanding) from time to time in part or as a whole in such manner and subject to such conditions as the Compensation Committee may set. In the case of any eligible employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, no option that is an ISO will be exercisable after the expiration of five years from the date the option is granted. The Compensation Committee may, in its discretion, provide for vesting or other conditions on exercise of options granted under the 1996 Plan.

      Options are exercised by the delivery to the Company of a written notice stating (i) that the optionee wishes to exercise the option on the date the notice is delivered, (ii) the number of shares of stock with respect to which the option is to be exercised and (iii) the address to which the certificate representing the shares of stock should be mailed. A written notice must be accompanied by the payment by check of (i) the option price for the shares of stock and (ii) the amount of money necessary to satisfy any resulting withholding tax liability. Subject to certain limitations set forth in the 1996 Plan, and in the sole discretion of the Compensation Committee, payment may be made in shares of stock owned by the optionee. The 1996 Plan does not provide for the successive and simultaneous stock payment procedure, which is commonly referred to as "pyramiding".

Rights of Optionees

      No optionee will have rights as a stockholder with respect to the shares covered by his option until the date of issuance of a stock certificate for the shares. The granting of any option by the Company will not impose any obligation on the Company to employ or continue to employ any optionee. The right of the Company to terminate the employment of any officer or other employee will not be diminished or affected by reason of the fact that an option has been granted to him.

Substitution Options

      Options may be granted under the 1996 Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company or whose employer is about to become a parent or subsidiary of the Company, conditioned in the case of an ISO upon the employee becoming an employee of the Company or a parent or subsidiary corporation of the Company, as a result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation resulting in it becoming a subsidiary of the Company. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in the 1996 Plan to such extent that the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, the provisions of the stock options in substitution for which they are granted, but with respect to stock options that are ISOs, no such variation may affect the status of any substitute option as an "incentive stock option" under
Section 422 of the Code.

Transferability of Options

      Options will not be transferable by an option other than by will or under the laws of descent and distribution, and will be exercisable, during his lifetime, only by the optionee.

Termination of Employment or Death of Optionee

      The Compensation Committee will have the power and authority, in it sole discretion, subject to the requirement that no option may have a term for more than ten years, to fix the termination date of any NSO following the termination of employment of an optionee or the death, retirement or disability of an optionee. Except as may be otherwise expressly provided in the 1996 Plan or, in the case of an NSO, any option agreement with respect to such option, all options will terminate on the earlier of the date of the expiration of the option or one day less than three months after the date of the severance, upon severance of the employment relationship between the Company and the optionee, whether with or without cause, for any reason other than the death, disability or retirement of the optionee, during which period the optionee will be entitled to exercise the option in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised the option on the date of such severance of employment.

      In the event of severance because of disability of the holder of an ISO while in the employ of the Company and before the date of expiration of the option, the option will terminate on the earlier of such date of expiration or one year following the date of such severance because of disability, during which period the optionee will be entitled to exercise the option in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised the option on the date of such severance because of disability.

      In the event of the death of the holder of an ISO while in the employ of the Company and before the date of expiration of the option, the option will terminate on the earlier of such date of expiration or one year following the date of death. After the death of the optionee, his executors, administrators or any person or persons to whom his option is transferred by will or by the laws of descent and distribution, will have the right, at any time before the termination of an option, to exercise the option in respect of the number of shares that the optionee would have been entitled to exercise if he had exercised the option on the day of his death while in the employee of the Company.

      In addition, except as set forth in the option agreement with respect to an NSO, if a holder of any NSO retires, dies or becomes disabled, before the date of expiration of the NSO, the NSO will continue fully in effect, including provisions providing for subsequent vesting of the NSO, and shall terminate on the date of expiration of the NSO. Except to the extent provided otherwise in the option agreement, after the death of the holder of the NSO, his executors, administrators or any person or persons to whom his NSO may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the NSO to exercise the NSO, in respect to the number of shares that the optionee would have been entitled to exercise if he were still alive.

Federal Income Tax Consequences

      Under current interpretations of the Code, the grant of an ISO to a participant will not result in any income tax consequences to the participant. Generally the exercise of an ISO will not result in any income tax consequences to a participant if the ISO is exercised by the participant during his employment with the Company or a subsidiary or within a specified period after termination of employment due to death, retirement for age or disability under then established rules of the Company or severance for disability. However, the excess of the fair market value of the acquired shares as of the date of exercise over the option price may constitute income for purpose of the participant's alternative minimum tax computation. A participant who sells shares acquired pursuant to the exercise of an ISO after the expiration of two years from the date of grant of the ISO and at least one year after the transfer of the ISO shares (the "Waiting Period") will generally recognize long term capital gain or loss on such sale. A participant who sells his ISO Shares prior to the expiration of the Waiting Period (an "Early Disposition") generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of (i) the fair market value of the shares as of the date of exercise and (ii) the amount realized on the sale, over (b) the option price. Any additional amount realized on an Early Disposition should be treated by the participant as short or long term capital loss, depending on the holding period. Absent an Early Disposition, the Company will not be entitled to a deduction either as a result of the grant of an ISO, the exercise of an ISO or the sale of ISO Shares by the participant. If there is an Early Disposition of ISO shares, the Company will be able to deduct the amount of ordinary income recognized by the participant with respect to the sale.

      Under current interpretations of the Code, the grant of an NSO to a plan participant will not result in the recognition of any taxable income by the participant. A participant will generally recognize income at the date of exercise of an NSO on the difference between (a) the fair market value of the shares acquired pursuant to the exercise of the NSO and (b) the exercise price of the NSO. The Company will be entitled to a deduction in the same amount as the income recognized by a participant due to the exercise of an NSO provided that the Company withholds income tax with respect to that amount.

Changes in the Company's Capital Structure

      As set forth in the 1996 Plan, the number, class and per share exercise price of shares of stock subject to outstanding options are subject to adjustment under the 1996 Plan if the Company effects certain changes in its capital structure. The existence of outstanding options will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Acceleration and Cancellation of Option in Contemplation of Change in Control

      The Compensation Committee will have the power, in the event of certain changes in control of the Company, to amend all outstanding options under the 1996 Plan to (i) permit the exercise of options prior to the effective date of the change in control and to terminate all unexercised options as of such date;
(i) require the forfeiture of all options, provided the Company pays to each optionee the excess of the fair market value of the Common Stock subject to the option over the exercise price of the option; or (iii) make any other provision with respect to the options that the Compensation Committee deems appropriate and equitable.

Amendment of the 1996 Plan

      The Board of Directors may modify, revise or terminate the 1996 Plan at any time and from time to time, provided, however, that without the further approval of the holders of at least a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock (or if the provisions of the Company's Certificate of Incorporation or Bylaws or applicable state law prescribe a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required) is, in person or by proxy, present and voting on the issue, the Board of Directors may not (a) increase the aggregate number of shares that may be subject to Awards pursuant to the 1996 Plan; (b) materially increase the benefits accruing to participants under the 1996 Plan; or (c) materially modify the requirements as to eligibility for participation under the 1996 Plan.

Duration of the 1996 Plan; Registration of Shares

      The 1996 Plan was adopted, subject to stockholder approval, on December 18, 1995, and no Awards will be granted after December 18, 2005. It is the Company's intention to register the shares covered by the 1996 Plan with the Securities and Exchange Commission as soon as practicable after approval by the stockholders.

Vote Required and Recommendation for Approval

      The Board of Directors of the Company has adopted the 1996 Plan. However, the 1996 Plan will not be effective unless the holders of at least a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereon vote "FOR" the approval of the 1996 Plan. The enclosed form of proxy provides a means for stockholders to vote for the approval of the 1996 Plan, to vote against the approval of the 1996 Plan or to abstain from voting with regard to approval of the 1996 Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 1996 PLAN.

                                 PROPOSAL NO. 3

               APPROVAL OF NONEMPLOYEE DIRECTOR STOCK OPTION PLAN


      On December 19, 1995, the Board of Directors of the Company approved the Director Plan and its submission to the stockholders of the Company for their approval. The purpose of the Director Plan is to promote the interests of the Company and its stockholders by linking the personal interests of the non-employee directors to those of the Company's stockholders and to attract and retain persons of outstanding competence to serve as directors of the Company.

      The following is a summary of the Director Plan. Such summary does not purport to be a complete statement of the Director Plan and is qualified in its entirety by reference to the full text of the Director Plan, a copy of which is attached as Exhibit B to this Proxy Statement and is hereby incorporated herein by reference.

Administration of the Director Plan

      The Director Plan is to be administered by the Board of Directors of the Company and is intended to comply with the "formula award" exception for grants as set forth in the rules promulgated under the Exchange Act.

Eligibility and Participation

      Only non-employee directors of the Company are eligible to participate in the Director Plan. A director who retires from employment with the Company will become eligible to participate in the Director Plan and will be entitled to receive grants of options thereunder upon re-election as a director of the Company. There are currently five non-employee directors of the Company, of whom three are eligible to participate in the Director Plan. Messrs. Siegel and Berns have waived their rights as non-employee directors to participate in the Director Plan.

Shares Subject to the Director Plan and Subject to Grants

      The Director Plan provides for the granting of options to purchase up to an aggregate amount of 100,000 shares of Common Stock, subject to adjustment for changes in capitalization. If any outstanding option expires or terminates, the shares of Common Stock allocable to the unexercised portion of such option may again be available for purposes of granting options under the Director Plan. The Director Plan provides for the grants of options to purchase 2,500 shares of Common Stock to non-employee directors of the Company as of December 19, 1995, the date on which the Director Plan was approved, and to each future non-employee director as of the date he is first elected as a director of the Company. The Director Plan also provides for annual grants on December 31 of each year to each non-employee director that has served as a director for at least one year. Such annual grants, which commence on December 31, 1996, will be for options to purchase 1,250 shares of Common Stock. The exercise price of any options granted under the Director Plan shall be the fair market value of the Common Stock on the date of grant. On July 8, 1996, the fair market value of the Common Stock was $12 1/8 per share.

      The following table sets forth certain information regarding options granted under the Director Plan:


                                Shares Underlying
                                 Options Granted         Excess of Fair Market
                              Effective December 19,      Value over Exercise
            Name                       1995                    Price (1)
            ----              ----------------------     ---------------------
Terry H. Hunt................         2,500                     16,094

Nadine C. Smith..............         2,500                     16,094

Robert B. Spears.............         2,500                     16,094

- --------------------

(1) Calculated as the difference between the fair market value on July 8, 1996, and the fair market value on December 19, 1995, the date of grant.


Grant, Vesting and Exercise of Options

      Each option granted under the Director Plan is to be embodied in a written option agreement, which is subject to the terms and conditions of the Director Plan. Each option granted under the Director Plan is exercisable at a purchase price per share of Common Stock equal to the fair market value of the Common Stock as of the date of grant. Each option granted pursuant to the Director Plan shall not be exercisable for a period of one year from the date of grant, and after such time, such option shall be fully vested and exercisable throughout the term of the option. However, no option granted under the Director Plan shall be exercisable for a period of six months following stockholder approval of the Director Plan.

      Options are exercised by the delivery to the Company of a written notice stating (i) that the optionee wishes to exercise the option on the date the notice is delivered, (ii) the number of shares of stock with respect to which the option is to be exercised and (iii) the address to which the certificate representing the shares of stock should be mailed. A written notice must be accompanied by the payment by check of (i) the option price for the shares of stock and (ii) the amount of money necessary to satisfy any resulting withholding tax liability. Subject to certain limitations set forth in the 1996 Plan, payment may be made in shares of stock owned by the optionee. The 1996 Plan does not provide for the successive and simultaneous stock payment procedure, which is commonly referred to as "pyramiding".

Duration of Options

      Each option granted under the Director Plan shall be exercisable for a term of five years from the date of grant, subject to early termination within a specified period following an event of death, disability or retirement, or resignation from the Board of Directors of the Company. This period shall be three months, except with respect to termination due to death, retirement or disability, for which the period is one year. The Director Plan considers retirement to be the termination of service following five years of service on the Board of Directors.

Transferability of Options

      Options granted under the Director Plan are not transferrable by the optionee other than by will or under laws of descent and distribution, and are exercisable during his lifetime, only by the optionee.

Rights of Optionees


      No optionee will have rights as a stockholder with respect to the shares covered by his option until the date of issuance of stock certificate for such shares.

Changes in the Company's Capital Structure

      As set forth in the Director Plan, the number, class and per share exercise price of shares of stock subject to outstanding options are subject to adjustment under the Director Plan if the Company effects certain changes in its capital structure. The existence of outstanding options will not affect in any way the right or power of the company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Federal Income Tax Consequences

      The holder of options under the Director Plan should recognize ordinary income on the date of exercise of the options equal to the difference between the fair market value on the date the shares are acquired and the exercise price. The tax basis of these shares for purpose of a subsequent sale includes the exercise price paid and the ordinary income reported on exercise of the option. The income reportable on exercise of the option will be subject to any applicable federal and state income and employment tax withholding. The Company will be entitled to a deduction equal to the compensation attributable to the exercise of the options granted under the Director Plan.

Amendment of the Director Plan

      The Board of Directors may modify, revise or terminate the Director Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock (or if the provisions of the Company's Certificate of Incorporation or Bylaws or applicable state law prescribe a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required) is, in person or by proxy, present and voting on the issue, the Board of Directors may not (a) change the aggregate number of shares that may be subject to options granted pursuant to the Director Plan; (b) reduce the exercise price permitted for the options granted under the Director Plan; (c) extend the term during which an option may be exercised or the termination date of the Director Plan; (d) materially increase any other benefits accruing to participants under the Director Plan; or (e) materially modify the requirements as to eligibility for participation under the Director Plan.

Duration of the Director Plan; Registration of Shares

      The Director Plan was adopted, subject to stockholder approval, on December 19, 1995, and no grants of options will be allowed under the Director Plan after December 18, 2005. It is the Company's intention to register the shares covered by the 1996 Plan with the Securities and Exchange Commission as soon as practicable after approval by the stockholders.

Vote Required and Recommendation for Approval

      The Board of Directors of the Company has adopted the Director Plan. However, the Director Plan will not be effective unless the holders of at least a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote thereon vote "FOR" the approval of the Director Plan. The enclosed form of proxy provides a means for stockholders to vote for the approval of the Director Plan, to vote against the approval of the Director Plan or to abstain from voting with regard to approval of the Director Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE DIRECTOR PLAN.



                                 PROPOSAL NO. 4

                     APPROVAL OF REMY INVESTOR STOCK OPTION


      On December 19, 1995, the Board of Directors of the Company approved the Remy Agreement and its submission to the stockholders of the Company for their approval. The Remy Agreement is intended to compensate Remy for various advisory services provided to the Company in connection with the Board of Directors' strategic decision to focus the Company's operations on its current drilling and pressure pumping businesses. These services included (i) assisting in the Company's sale of assets of its Union Supply division in September 1995 and (ii) assisting in, and the arrangement of debt financing for, the Company's acquisition in November 1995 of FWA Drilling Company, which more than doubled the Company's rig fleet and has resulted in the Company becoming the second most active land driller in America, as measured by feet of hole drilled. The Remy Agreement also is intended to compensate Remy for other services provided for general corporate purposes throughout 1995. The options granted under the Remy Agreement were structured in order to minimize the cost to the Company for the services provided to it by Remy and to protect the Company's working capital position. The Board of Directors believes that the options granted under the Remy Agreement in lieu of cash compensation are in the best interest of the Company and are fair to the stockholders of the Company other than Remy. Mr. Siegel is the president and sole stockholder of Remy and Mr. Berns currently is an employee of Remy. The Company has been advised that the Remy Agreement, or a portion thereof, may be assigned to REMY Capital, Mr. Siegel and/or Mr. Berns.

      The following is a summary of the Remy Agreement. Such summary does not purport to be a complete statement of the Remy Agreement and is qualified in its entirety by reference to the full text of the Remy Agreement, a copy of which is attached as Exhibit C to this Proxy Statement and is hereby incorporated herein by reference.

Shares Subject to the Remy Agreement and Exercise of Options

      The Remy Agreement provides for the grant to Remy of options to purchase 120,000 shares of Common Stock at an exercise price of $5 11/16 (the fair market value on December 19, 1995, the date of grant). The fair market value of Common Stock on July 8, 1996, was $12 1/8 per share. The options granted under the Remy Agreement are exercisable, in full or part, after approval by the stockholders, at any time on or before December 19, 2000.


Rights of Optionees

      Remy will not have the rights of a stockholder with respect to the shares covered by the option until the date of issuance of a stock certificate for the shares following exercise of the option.

Changes in the Company's Capital Structure

      As set forth in the Remy Agreement, the number, class and per share exercise price of shares of stock subject to options granted under the Remy Plan are subject to adjustment if the Company effects certain changes in its capital structure. The existence of outstanding options will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Transferability of Options

      The Remy Agreement does not restrict the ability of Remy to assign or transfer its rights to options granted pursuant to the Remy Agreement. Remy will be able to transfer all or part of the options granted under the Remy Agreement, subject to applicable legal restrictions, including the Securities Act of 1933, as amended, and comparable state laws.

Vote Required and Recommendation for Approval

      The Board of Directors of the Company, with Messrs. Siegel and Berns abstaining and not participating in the Board's discussions or deliberations thereon, has adopted the Remy Agreement. However, the Remy Agreement will not be effective unless the holders of at least a majority of the shares of Common Stock present in person or by proxy at the Meeting and entitled to vote thereon vote "FOR" the approval of the Remy Agreement. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE REMY AGREEMENT.


                                 PROPOSAL NO. 5

                    REPRICING AND AMENDMENT TO STOCK OPTIONS

      On December 15, 1995, the Compensation Committee of the Board of Directors approved the repricing of, and amendment to (collectively, the "Repricing"), certain stock options (the "Executive Options") granted to certain senior executive officers of the Company (the "Senior Executive Officers"), each of whom is named in the chart contained in the Compensation Committee Report on Executive Compensation under the heading "Employee Agreements and Option Repricing", and the submission of the Repricing to the stockholders of the Company for their approval. The Executive Options were granted pursuant to the 1993 Plan to align the interests of the Senior Executive Officers with those of the Company's stockholders by providing them with a proprietary interest in the Company. The Executive Options were initially granted at an exercise price of $8.00 per share. As part of a review of the Company's arrangements with its key executive officers, the Compensation Committee recommended to the Board that its key executive officers be given an option of reducing the exercise price of the options held by them to market in exchange for a reduction of the terms of such options by approximately three years and the execution of new employment agreements with the Company. The Compensation Committee also considered such repricing to be the equivalent of a new grant of options at market and the Repricing to be important to the maintenance of the incentives contemplated to be provided under the options. In this regard, the Compensation Committee also believed that the new options and employments contracts would be important for the Company achieving its planned growth objectives. See "Compensation Committee Report on Executive Compensation- Employment Agreements and Option Repricings".

      Pursuant to the Repricing, the exercise price of each Executive Option was repriced from $8 to a price ranging from $5 5/16 (the fair market value on December 15, 1995, the date of approval by the Compensation Committee) to 6 3/8, depending upon the individual as well as on the vesting date of the option. The exercise price for each of the Executive Options is set forth in the chart contained in the Compensation Committee Report on Executive Compensation under the heading "Employee Agreements and Option Repricing". In addition, the term of each Executive Option was reduced from ten years from the original date of grant to five years from December 15, 1995.

      The Board of Directors, with Mr. Drum abstaining and not participating in the Board's discussions or deliberations thereon, has approved the repricing of, and amendment to, the Executive Options. However, such actions will not be effective unless the holders of at least a majority of the shares of Common Stock present in person or by proxy at the Meeting and entitled to vote thereon "FOR" the approval of Repricing. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE REPRICING OF THE EXECUTIVE OPTIONS.




                                 PROPOSAL NO. 6

                            RATIFICATION OF AUDITORS

      The firm of Ernst & Young LLP, Certified Public Accountants, has been appointed by the Board of Directors to audit the accounts and records of the Company for the fiscal year ending December 31, 1996. It is proposed that the appointment of Ernst & Young LLP be submitted to the stockholders for ratification.

      Stockholder ratification of this appointment is not required. If the proposal is not approved, management may reconsider the appointment for the fiscal year ending December 31, 1996. A majority of the shares of Common Stock present in person or by proxy and the Meeting and entitled to vote thereon will be required for stockholder ratification of the appointment of auditors. The Board of Directors recommends that the stockholders vote "FOR" this proposal. In the absence of an indication to the contrary, the proxies intend to vote shares represented by proxies furnished to them for this proposal.

      Ernst & Young LLP has served as the Company's independent accountants since 1986.

      It is anticipated that a representative of Ernst & Young LLP will be present at the Meeting. Such representative will be given the opportunity to make a statement should he so desire and will be available to answer appropriate questions.

                               EXECUTIVE OFFICERS


      Set forth below is certain information concerning the present executive officers of the Company, each of whom serves at the pleasure of the Board of Directors. There is no family relationship between any of these individuals or any of the Company's directors.



Name                         Age               Position
- ----                         ---               --------
Vaughn E. Drum               50                President, Chief Executive Officer and Class III
                                               Director (since 1986)

Karl W. Benzer               45                Vice President; President and Chief Operating
                                               Officer of the UTICO Hard Rock Boring Division
                                               of UTI

Vincent J. Donahue           54                Vice President and Secretary

Gerald J. Guz                55                Senior Vice President; President and Chief
                                               Operating Officer of Universal Well Services,
                                               Inc.(1)

Terry L. Pope                44                Vice President; President and Chief Operating
                                               Officer of Triad Drilling Company(1)

Willard E. White             62                Vice President; President and Chief Operating
                                               Officer of International Petroleum Service
                                               Company(1)


- ------------------------------------------------
(1) The named firm is a wholly-owned subsidiary of the Company.


     Vaughn E. Drum - Mr. Drum has served as President, Chief Executive Officer and a director of the Company since December 1986. From 1980 through November 1986, Mr. Drum served in various capacities for UGI Development Company ("UGIDC"), a subsidiary of UGI Corporation. Mr. Drum holds a B.S. in Petroleum Engineering from Marietta College.

      Karl W. Benzer - Mr. Benzer has served as a Vice President of the Company and President of its UTICO Hard Rock Boring Division since August 1994. From 1991 through July 1994, he was President of S. W. Jack Drilling Company. From 1986 to 1991, Mr. Benzer was President of Cubby Drilling Company and from 1984 through 1986 was Operations Manager of Hinton Drilling Company. From 1974 through 1984, Mr. Benzer served in a number of operations management positions with Noble Drilling Company from 1974. Mr. Benzer holds a B. S. Degree in Mechanical Engineering and a M.B.A. from the University of Rhode Island.

      Vincent J. Donahue - Mr. Donahue has served as Vice President and Secretary of the Company since March 1987. From 1980 through February, 1987, Mr. Donahue served in a number of capacities for UGIDC, most recently as Controller. He holds a B.S. in Economics from Villanova University and a M.B.A. from Temple University.

      Gerald J. Guz - Mr. Guz has served as Senior Vice President of the Company and President of Universal Well Services, Inc., a wholly owned subsidiary of the Company, since December 1986. From 1986 to 1994, Mr. Guz also served as a director of the Company. From 1981 through 1986, he served in various capacities for UGIDC Mr. Guz graduated holds a B.S. in Business Management from St. Vincent College.

     Terry L. Pope - Mr. Pope has served as President of Triad Drilling Company ("Triad"), a wholly owned subsidiary of the Company since January 1996. From 1987 through January 1996, Mr. Pope served as President of International Petroleum Service Company ("IPSCO"). From 1980 through 1987, he served in various capacities for IPSCO and Triad.

      Willard E. White - Mr. White has served as President of IPSCO, a wholly owned subsidiary of the Company, since September 1994. From 1988 until September 1994, he was President of W. E. White, Inc., Petroleum Consultants. Prior to 1988, Mr. White held a number of positions including President of Belden and Blake Corporation, President of Resource Exploration, Inc. and served as a private consultant to the oil field industry. Mr. White holds a B.S. in Petroleum Engineering from Marietta College.


Summary Compensation Table

     The following table sets forth information concerning compensation for 1995, 1994 and 1993 earned by or paid to the Company's Chief Executive Officer and the other executive officers whose total annual salary and bonus exceeded $100,000:

                           SUMMARY COMPENSATION TABLE



                                                                                   Long Term
                                                                                  Compensation
                                                 Annual Compensation                 Awards
                                                 -------------------              -------------
                                                                                   Securities
                                                                Other Annual       Underlying         All Other
      Name and Principal                  Salary      Bonus   Compensation(1)       Options,       Compensation(2)
           Position             Year       ($)         ($)          ($)             SARs(#)              ($)
      -------------------       ----      ------      -----   ---------------      -----------     ---------------

        Vaughn E. Drum          1995     144,950        -            -                 -                2,899
     President and Chief        1994     144,950        -            -                 -                4,048
      Executive Officer         1993     144,950     27,500          -               97,320             1,838

     Anthony J. Mendicino       1995     113,100        -            -                 -                2,262
  Senior Vice President and     1994     113,100        -            -                 -                3,135
 Chief Financial Officer (3)    1993     113,100     29,000          -               97,320             2,110

        Terry L. Pope           1995      90,000     12,500          -                 -                1,726
        Vice President          1994      90,000        -            -                 -                2,700
                                1993      85,117     29,363          -               48,660               491


- ----------------------------------------------
(1) The aggregate amounts of perquisites and other personal benefits, securities or property is less than 10% of each executive officer's combined annual salary and bonus during the applicable year.

(2) Amounts set forth for 1995 and 1994 reflect the Company's contributions or other allocations to vested defined contribution plans. Amounts set forth for 1993 reflect insurance premiums reimbursed by the Registrant on life insurance for the benefit of the named executive officers.

(3) Mr. Mendicino resigned from the Company's employment and from the Board of Directors effective May 31, 1996.

Compensation Pursuant to Employee Benefit Plans

      The Company maintains several employee benefit plans intended to provide incentives to its key employees. These plans are described below.

      Incentive Compensation Plan. The Company maintains an Incentive Compensation Plan established in 1987 (the "ICP"). The purpose of the ICP is to increase the value and rate of growth of the Company by encouraging superior performance by the Company's managers and attracting and retaining employees of outstanding abilities. Under the ICP, specified management employees of the Company or any subsidiary with at least 90 days of service may be eligible to receive a cash bonus following each plan year based on a comparison of financial performance against targets established for each plan year.

      Restricted Stock Plan. During 1993, the Company adopted its 1993 Restricted Stock Plan (the "Restricted Stock Plan"). The purpose of the Restricted Stock Plan is to promote the Company's growth and profitability by enabling it to attract, motivate and retain employees. Under the Restricted Stock Plan, an aggregate of 50,000 shares of Common Stock were awarded during 1993 to persons who were full time salaried employees of the Company or any subsidiary that, in the judgment of the Compensation Committee of the Company's Board of Directors (the "Committee"), made or can make substantial contributions to the business of the Company. Of such shares, 3,600 shares of Common Stock were awarded to Mr. Donahue.

      On March 14, 1995, Bear, Stearns & Co. Inc. sold 1,736,550 shares of the Company's Common Stock to REMY Capital. Such sale constituted a change in control as defined in the Restricted Stock Plan. However, holders of 46,425 of the original 50,000 restricted shares (37,140 of the unvested balance of 40,000 shares) waived their rights to immediate vesting of shares due to change in control, with regard to this change of control only.


      Non-Qualified Stock Option Plan. During 1993, the Company adopted the 1993 Plan. The purpose of the 1993 Plan is to advance the best interest of the Company by providing certain full-time employees, including officers and employee directors, who have substantial responsibility for the Company's management and growth, with additional incentive by increasing their proprietary interest in the success of the Company. Under the 1993 Plan, all options to purchase shares of Common Stock available for grant were awarded in December 1993 to officers of the Company.

      The following table sets forth (for each executive officer named in the Summary Compensation Table above)information concerning stock options exercised in 1995 and stock options unexercised at December 31, 1995:


           Aggregated Option/SAR Exercises in 1995 and Value Table at
                                December 31,1995(1)



                                 Shares                    Number of Unexercised                Value of Unexercised
                                Acquired     Value             Options/SARs at              In-the-money Options/SARs at
                                   on       Realized         December 31, 1995                   December 31,1995(1)
            Name                Exercise      ($)        Exercisable/Unexercisable            Exercisable/Unexercisable
            ----                --------     -----       -------------------------            -------------------------
       Vaughn E. Drum               -          -               38,928/58,392                             -/-

     Anthony J. Mendicino           -          -               38,928/58,392                             -/-

        Terry L. Pope               -          -               19,464/29,196                             -/-


- -----------------------------

(1) Excludes the effect of the repricing of options held by Messrs. Drum and Pope, which are subject to stockholder approval. See "Proposal
     No. 5--Repricing and Amendment to Stock Options".


Employment Contracts with Executive Officers

      The Company, through its applicable subsidiary, entered into employment agreements (the "Amended Agreements") effective December 15, 1995, with each of Mr. Drum, Mr. Donahue, Mr. Guz, and Mr. Pope. The Amended Agreements terminate and modify the terms of the prior employment arrangements between the Company and these individuals. In addition, the Company previously entered into an employment agreement with Mr. Benzer, which still remains in effect. The Amended Agreements and the agreement with Mr. Benzer are collectively referred to as the "Executive Officer Agreements". See "Compensation Committee Report on Executive Compensation-Employment Agreements and Repricing of Options".

      The annual salaries payable under these employment agreements are $144,950, $90,350, $90,000, $90,000 and $90,000, respectively, which may be increased by the Company's Board of Directors at its discretion. The Amended Agreements have an initial term of five years continuing through December 15, 2000, and automatically extend for additional one-year terms unless either party provides written notice of termination to the other party on or before 120 days prior to the expiration of the initial term or renewal term. The agreement with Mr. Benzer has an initial term of two years from August 1994, and shall continue in effect for additional one year periods upon the same terms and conditions unless either party gives written notice of termination at least 180 days prior to expiration. In addition, each Executive Officer Agreement entitles the employee to four weeks paid vacation, to participate in any life, health or disability plans and to other benefits to the extent generally available to senior executives of the Company. The Amended Agreements, however, provide that the employee has the right to participate in any stock option plan, restricted stock plan or other form of employee incentive plan sponsored by the Company only when the plan sponsor specifically grants the employee the right to participate in such plan. Each Executive Officer Agreement provides that it terminates upon the death or disability of the employee and also permits the Company (or applicable subsidiary) to terminate the employee's employment with or without cause, and permits the employee to resign without penalty.

      The Amended Agreements provide that in the event of a termination due to an employee's death or disability, the employee or his estate is entitled to receive unused vacation pay, a pro-rated portion of additional compensation (the "Pro-rated Compensation") which would have been payable to the employee in addition to the employee's annual salary had such employee been employed at the end of the year in which the termination occurred ("Additional Compensation"), a separation payment (the "Separation Payment") equal to the lesser of (i) the employee's annual salary multiplied by the number of months of the employee's service with the Company (or applicable subsidiary) divided by 260, or (ii) 50% of the employee's annual salary. In the event of death or disability, the employee or the employee's estate is entitled to the vesting of all of the employee's interests, if any, under the Company's stock option plans, restricted stock plans, and any other employee plans of the Company ("Plan Vesting"). In the event an employee retires in accordance with the Company's retirement policies, such employee is entitled to receive unused vacation pay, Pro-rated Compensation, Separation Payment, and Plan Vesting (but only to the extent provided in the Company's employee benefit plans for retiring employees). The agreement with Mr. Benzer provides for similar payments upon termination due to death, disability or retirement of Mr. Benzer.

      The Amended Agreements provide that if the employee is terminated by the Company (or applicable subsidiary) without cause, or if the employee terminates the Amended Agreement within one year of an "adverse change" (defined below), such employee is entitled to receive a payment equal to between six and 12 months of salary, unused vacation pay, Separation Pay, full Additional Compensation and Plan Vesting. In addition, each covered employee is entitled to the continuation of employee benefits and perquisites, without any increase in cost to employee, for a period of 18 months following termination. An "adverse change" is defined in the Amended Agreements to mean (i) a significant reduction by the Company (or applicable subsidiary) of the authority, duties or responsibilities of the employee, (ii) removal of the employee from an officer position, (iii) reduction in the employee's annual salary or a material reduction in other benefits or (iv) a transfer of the employee without his express written consent to a location more than 40 miles from his previous primary work location. If Mr. Benzer is terminated by the Company without cause he is entitled to the greater of the remaining portion of his salary under this two-year agreement or one year's salary, unused vacation pay, Separation Pay and annual bonus, and also is entitled to continuation of employee benefits and perquisites, without any increase in cost to Mr. Benzer, for a period of 18 months following termination.

      The Amended Agreements contain covenants not to compete, which restrict the employees from engaging in certain business activities in competition with the Company (or applicable subsidiary) in certain geographic locations for a period of 24 months following termination of such agreements. The Amended agreements also contain provisions requiring the employees to maintain the confidentiality of the Company's (or applicable subsidiary's) confidential and proprietary information.



                              CERTAIN TRANSACTIONS

      The Company completed a public offering of Common Stock in December, 1993. The offering was underwritten by a syndicate of underwriters, for whom Bear, Stearns & Co. Inc. ("Bear Sterns") served as a representative.

      At the time of such offering, Bear, Stearns was not a stockholder or affiliate of the Company. However, in connection with the public offering, Bear, Stearns acquired from the Company, for its own account, an aggregate of 1,736,550 shares of Common Stock at the $8 public offering price, less the underwriting discount. Such shares constituted 53.5% of the outstanding Common Stock and control of the Company.

      The Company and Bear, Stearns entered into an agreement (the "Registration Agreement") providing Bear, Stearns with the right to require the Company to use its best efforts to register shares held by Bear, Stearns under the Securities Act. In the event that such rights are exercised in connection with a primary offering proposed by the Company (or a secondary offering with which the Company agrees to participate), Bear, Stearns would bear its pro-rata share of the costs of the offering, other than legal, accounting and printing costs which are to be borne by the Company. In the event that Bear, Stearns elected to exercise such rights otherwise than in connection with an offering proposed by the Company, all costs of the offering will be borne by it. These rights continue so long as Bear, Stearns continues to own Common Stock acquired by it in connection with the public offering. The right to a demand registration may be exercised three times.

      On March 14, 1995, REMY Capital acquired 1,736,550 shares of the Company's Common Stock from Bear, Stearns for $7,814,475 in cash, which shares represented 53.5% of the Company's total issued and outstanding shares of Common Stock on such date. The source of the funds used by REMY Capital was capital contributions of its partners. Such purchase may be deemed to give REMY Capital control of the Company on the basis of ownership of such common stock. In addition, as part of the purchase agreement, REMY Capital acquired, by assignment, all rights, title, and interest formerly accruing to Bear, Stearns & Co., Inc., in the Registration Agreement between the Company and Bear, Stearns. These transactions were approved by the Company's Board of Directors at the parties' request.

      Remy also provides the Company and its subsidiaries with various services. As discussed under Proposal No. 4--Approval of the Remy Agreement, the Company is proposing to compensate Remy for services provided in 1995 through the grant of an option to purchase 120,000 shares of Common Stock at an exercise price of $5 11/16, the market price of the Common Stock of the date of grant (December 19, 1995).

      Mr. Mark S. Siegel, Chairman of the Company, is President and sole stockholder of REMY, which is the General Partner of REMY Capital. Kenneth N. Berns, a director of the Company, is an employee of Remy.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Annual Salaries and Other Cash Compensation

      The Company's continuing policies regarding cash compensation for its executives were, to a great extent, established by the Board of Directors in 1990 following a comprehensive study performed for the Company by the Hay Group. That report furnished information on the compensation practices of both firms similar in size to the Company and firms engaged in similar businesses. The 1995 salaries of the named executive officers and their current salary rates are the same as were established in 1990 based on the Hay Group's report, and have not changed. Likewise, the Incentive Compensation Plan for participating management personnel was established in 1990 based on that report, and has not subsequently changed.

      In considering the amount and form of compensation to be provided for the executive officers of the Company, the Board of Directors took into consideration the size of the Company, its financial results and condition, the nature of the Company's business, business conditions in the oil and gas field services and supplies industries, the Company's competitive position in the labor market for skilled executives and amounts paid by other firms to attract and retain executives of comparable competence and experience. The Board also considered the Hay Group's advice concerning the desirability of providing long term incentives to its executives through the provision of restricted stock and stock options, but believed such strategies impractical at that time. The Board of Directors sought to provide executive salaries which are adequate but not excessive and to provide incentive compensation, in the form of performance related bonuses under the ICP, to encourage executive performance. The ICP, which is described above, is also intended to diminish, for successful executives, any potential competitive shortfall in their cash compensation.

      The compensation of Mr. Drum, the Company's President and Chief Executive Officer, was established to reflect the views of the Board of Directors regarding his experience and performance and the performance of the Company in light of prevailing competitive conditions. The Board believes that Mr. Drum is primarily responsible for the implementation of Board policies. Mr. Drum has been effective in keeping the Company competitive by reducing costs and positioning the Company to take substantial advantage of improvements in the market for the Company's services and products as they occur. Mr. Drum's compensation is intended to reflect these views and to provide him incentives to continue his successful leadership of the Company.

      The Compensation Committee has not altered the compensation policies adopted in 1990 nor increased the named executive officers' salary levels during the past three years. The maintenance of such policies reflects the Board's continuing belief that they are the most appropriate policies in view of the Company's organization and size, as well as the industries in which the Company competes. The maintenance of executives' salary levels over the past three years reflects the Board's continuing views of the efficacy of such executives. However, as noted below, the Compensation Committee did determine that a repricing of options and the execution of new employment agreements would be appropriate and would further the Company's compensation policies.

Compensation Pursuant to Employee Benefit Plans

      In 1993, the Board of Directors established the 1993 Plan and the Restricted Stock Plan, both of which are described above. Pursuant to such plans, the Company has awarded stock options and restricted stock to certain of the Company's executive officers and other key employees of the Company. These grants reflect the Board's recognition of the performance of such individuals and the Board's desire to provide the Company's employees who have substantial responsibility for the Company's management and growth with additional incentive by increasing their proprietary interest in the success of the Company. The submission by the Board of Directors of the 1996 Plan to the stockholders of the Company for their approval at the Meeting reflects the Committee's desire to continue this policy of aligning the proprietary interests of the Company's key employees with those of its stockholders.

Employment Agreements and Option Repricings

      During 1995, the Compensation Committee determined that it was in the best interests of the Company to amend the employment arrangements with the Messrs. Drum, Donahue, Guz and Pope by entering into the Amended Agreements effective December 15, 1995. The Amended Agreements, which terminated the employment agreements in effect on such date, reflected a recognition of the change of control of the Company in 1995 and sought to make various changes to the terms thereof.

      Although the Amended Agreements did not alter the executives' existing salary levels, they did change certain other terms. The Amended Agreements (i) fixed the initial employment term at five years, (ii) eliminated severance payments upon a change in control, and (iii) increased the Board of Directors' discretion in providing additional benefits to each executive officers pursuant to the Company's stock option plans, restricted stock plans or other incentive compensation plans. The Committee believes that these changes were necessary in order to increase the Company's flexibility in directing the Company's corporate policies and business strategy.

      In connection with the proposal of new employment contracts, the Committee proposed the Repricing. The Repricing reflected the prior decline in the market value of the Common Stock and a desire to maintain the incentives contemplated to be provided by these options. The Repricing also was effected in consideration of the employees agreeing to the employment contract amendments. The Repricing, which is subject to stockholder approval, reduced the exercise price of the options from $8 per share to an exercise price ranging from $5 5/16 per share (the market price on the effective date of the Compensation Committee's approval, to $6 3/8 per share, depending upon the individual as well as the vesting date of the applicable option. The Committee believes that the Repricing also serves to further align the proprietary interests of the Company's executive officers with those of the Company's stockholders.

      The following table summarizes the repricing and amendment of options awarded pursuant to the Repricing during fiscal 1995:


                         Ten-Year Option/SAR Repricings


                                                                                                                       Length of
                                               Securities            Market           Exercise                          original
                                               underlying            price            price at                        option term
                                               number of          of stock at         time of                          remaining
                                              options/SARs          time of         repricing or         New           at date of
                                               repriced or        repricing or       amendment         Exercise       repricing or
          Name                  Date            amended            amendment            ($)             Price          amendment
          ----                  ----            -------            ---------            ---             -----          ---------
Vaughn E. Drum                12/15/95           38,928             $5 5/16            $8.00            $5 5/16         8 years
President and                 12/15/95           19,464             $5 5/16            $8.00            $5 3/8          8 years
Chief Financial               12/15/95           19,464             $5 5/16            $8.00            $5 7/8          8 years
Officer..................     12/15/95           19,464             $5 5/16            $8.00            $6 3/8          8 years

Vincent J.
Donahue
Vice President and
Secretary................     12/15/95           48,660             $5 5/16            $8.00            $5 5/16         8 years

                              12/15/95           38,928             $5 5/16            $8.00            $5 5/16         8 years
Gerald J. Guz                 12/15/95           19,464             $5 5/16            $8.00            $5 3/8          8 years
Senior Vice                   12/15/95           19,464             $5 5/16            $8.00            $5 7/8          8 years
President................     12/15/95           19,464             $5 5/16            $8.00            $6 3/8          8 years

Terry L. Pope
Vice President,
President and
Chief Operating
Officer of Triad
Drilling.................     12/15/95           48,660             $5 5/16            $8.00            $5 5/16         8 years

                                PERFORMANCE GRAPH

      The following graph compares the cumulative stockholder return on the Common Stock of the Company, for the period from December 7, 1993, the date on which the Company's Common Stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended, through December 31, 1995, with the cumulative total return of the Standard and Poors 500 Stock Index and an industry index calculated with equal weighting given to each of the Dow Jones Oil Drilling -- U. S. Index and the Dow Jones Oil Field Equipment and Services
- -- U. S. Index. The graph assumes investment of $100 on December 7, 1993 and reinvestment of all dividends.





                                   [GRAPHIC]


In the printed version there appears a line chart depicting the following information:

                       UTI ENERGY 1995 PERFORMANCE GRAPH


 DATE             UTI ENERGY CORP.     INDUSTRY INDEX     S & P 500 INDEX
 ----             ----------------     --------------     ---------------
12/7/93               100.00               100.00              100.00
12/31/93               92.19               104.15              100.82
3/31/94                68.75                95.99               96.99
6/30/94                59.38               109.25               97.39
9/30/94                52.34               100.59              102.13
12/31/94               41.41                91.98              102.13
3/31/95                54.69               104.49              112.31
6/30/95                64.06               114.71              121.69
9/30/95                57.81               122.96              129.15
12/31/95               70.31               142.79              135.40




      The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the Regulations of 14A or 14C under the Exchange Act or to the liabilities of Section 18 under such act.

                         SECURITY OWNERSHIP OF PRINCIPAL
                           STOCKHOLDERS AND MANAGEMENT


      The following table sets forth, as of July 8, 1996, the stock ownership of the Company's named executive officers and directors individually, all directors and executive officers as a group, and each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock.


                                                                   Amount
                       Name of                                  and Nature of                        Percent
                  Beneficial Owner                          Beneficial Ownership(1)                 of Class
                  ----------------                          -----------------------                 --------
Beneficial Owners:

          REMY Capital Partners III, L.P.                         1,739,550                          50.2%
         1801 Century Park East, Suite 1111
               Los Angeles, CA 90067

       Shamrock Holdings of California, Inc.                        222,222                           6.4%
                4444 Lakeside Drive
                 Burbank, CA 91505

         State Street Research & Management                         200,000                           5.8%
                One Financial Center
               Boston, MA 02111-2690

Directors and Executive Officers:

                   Vaughn E. Drum                                    93,728(2)                        2.7%

                   Gerald J. Guz                                     87,728(2)                        2.5%

                 Vincent J. Donahue                                  42,464(2,3)                      1.2%

                    Terry L. Pope                                    48,864(2)                        1.3%

                   Karl W. Benzer                                     1,000                             -

                  Kenneth N. Berns                                       - (4)                          -

                    Terry H. Hunt                                        -                              -

                   Mark S. Siegel                                 1,739,550(5)                        50.2%

                   Nadine C. Smith                                    1,000                             -

                  Robert B. Spears                                      300                             *

                  Willard E. White                                        -                             -

     (All Directors and Executive Officers as a                   2,014,334(2,3,5)                    58.3%
                group -- 11 persons)


- -------------------------------

(1) Excludes options subject to stockholder approval granted pursuant to the Director Stock Plan or the Remy Agreement.

(2) Includes shares underlying presently exercisable stock options held by the following individuals in the following amounts: Mr. Drum, 38,928 option shares; Mr. Guz, 38,928 option shares; Mr. Donahue, 19,464 option shares; Mr. Pope, 19,464 option shares.

      Does not include shares underlying stock options held by the following individuals which options are not presently exercisable and will not become exercisable within sixty days in the following amounts: Mr. Drum, 58,392 option shares; Mr. Guz, 58,392 option shares; Mr. Donahue; 29,196 option shares; Mr. Pope, 29,196 option shares.

(3) Includes 3,600 shares of Common Stock granted to Mr. Donahue under the Company's 1993 Restricted Stock Plan as to which 40% have vested. Mr. Donahue enjoys voting rights and the rights to receive any dividends declared by the Board of Directors on all shares granted.

(4) Does not include 1,739,550 shares of Common Stock owned by REMY Capital Partners III, L.P. Mr. Berns is an employee of REMY Investors and Consultants, Incorporated which is the General Partner of REMY Capital Partners III, L.P. Mr. Berns disclaims beneficial ownership of such shares.

(5) Includes 1,739,550 shares of Common Stock held of record by REMY Capital Partners III, L.P. Mr. Siegel is President and sole shareholder of REMY Investors and Consultants, Incorporated which is the General Partner of REMY Capital Partners III, L.P. and may be deemed beneficial owner of such 1,739,550 shares of Common Stock.

      Except as stated herein, there are no arrangements known to the Company which may result in a change in control of the Company and each stockholder has sole voting and investment power with respect to the Company's Common Stock included in the above table.



                                  OTHER MATTERS

Compliance with Section 16(a) of the Exchange Act.

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten per cent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by the regulations promulgated under Section 16(a) to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from January 1, 1995 through December 31, 1995, all filing requirements applicable to officers, directors, and greater than ten-percent stockholders were complied with.

Other Business

      As of the date of this Proxy Statement, management of the Company was not aware of any matter to be presented at the Meeting other than as set forth herein. If any other matters are properly brought before the Meeting, however, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Deadline For Receipt Of Stockholder Proposals For Next Annual Meeting.

      Any proposal by a Stockholder to be presented at the Company's next Annual Meeting of Stockholders, currently expected to be held in July, 1997, must be received at the offices of the Company, 485 Devon Park Drive, Suite 112, Wayne, Pennsylvania 19087 not later than March 14, 1997.

Annual Report

      The Company has elected to satisfy its obligation to furnish an Annual Report to stockholders by providing stockholders with a copy of its Annual Report on Form 10-K for the year ended December 31, 1995, as filed with the Securities and Exchange Commission, less exhibits. The financial statements and related information contained therein are incorporated by reference into this Proxy.



                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       Vincent J. Donahue,
                                       Secretary


July 17, 1996

                                                                      Exhibit A


                                UTI ENERGY CORP.
                         1996 EMPLOYEE STOCK OPTION PLAN


     SECTION 1.  Purpose

     The purpose of the UTI Energy Corp. 1996 Employee Stock Option Plan is to promote the interests of UTI Energy Corporation (the "Company") and its stockholders by providing it with a mechanism to enable the Company and its subsidiaries to attract, retain and motivate their key employees with compensatory arrangements and benefits that make use of the Company's stock so as to provide for or increase the proprietary interests of such employees in the Company.

     SECTION 2.  Definitions

     (A) "Agreement" shall mean a written agreement setting forth the terms of an Award.

     (B) "Award" shall mean an Option (which may be designated as an Incentive Stock Option or a Non-Incentive Stock Option) granted under this Plan.

     (C) "Board" shall mean the Board of Directors of the Company.

     (D) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (E) "Committee" shall mean the committee appointed by the Board to administer this Plan.

     (F) "Common Stock" shall mean the Company's Common Stock, $.001 par value (or such other par value as may be designated by act of the Company's stockholders).

     (G) "Company" shall mean UTI Energy Corp., a Delaware corporation.

     (H) "Disability" shall mean a mental or physical disability which, in the opinion of a physician selected by the Committee, shall prevent the Employee from earning a reasonable livelihood with the Company or any Subsidiary and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Employee was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; and (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Employee receives a military pension.

     (I) "Disinterested" shall mean disinterested within the meaning of applicable regulatory requirements, including those promulgated under Section 16 of the Exchange Act.

     (J) "Employee" shall mean an officer or employee of the Company or a Subsidiary.

     (K) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (L) "Fair Market Value" shall mean the closing sale price of a share of Common Stock on that date as reported by the principal national securities exchange on which the Common Stock is listed if the Common Stock is then listed on a national securities exchange, or if the Common Stock is not so listed, the average of the bid and asked price of a share of Common Stock on that date and reported in the National Association of Securities Dealers Automated Quotation system (the "NASDAQ System"); provided that if no such closing price or quotes are so reported on that date or if in the discretion of the

Committee another means of determining the Fair Market Value of a share of stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such Fair Market Value.

     (M) "Incentive Stock Option" shall mean an Option that is intended by the Committee to meet the requirements of Section 422 of the Code or any successor provision.

     (N) "Non-Incentive Stock Option" shall mean an Option granted pursuant to this Plan which does not qualify as an Incentive Stock Option.

     (O) "Option" shall mean the right to purchase Common Stock at a price to be specified and upon terms to be designated by the Committee pursuant to this Plan. An Option shall be designated by the Committee as an Incentive Stock Option or a Non-Incentive Stock Option.

     (P) "Option Price" shall mean the price at which shares may be purchased pursuant to an Option.

     (Q) "Plan" shall mean this UTI Energy Corp. 1996 Employee Stock Option
Plan.

     (R) "Retire" or "Retirement" shall mean retirement in accordance with the terms of a retirement plan that is qualified under Section 401(a) of the Code and maintained by the Company or a Subsidiary in which the employee is a participant.

     (S) "Subsidiary" shall mean any present or future subsidiary corporations, as defined in Section 424 of the Code, of the Company.

     SECTION 3.  Stock Subject to the Plan

     The total amount of the Common Stock with respect to which Awards may be granted shall not exceed in the aggregate 300,000 shares. The class and aggregate number of shares which may be subject to the Options granted under this Plan shall be subject to adjustment under Section 7. Shares may be treasury shares or authorized but unissued shares. If any Award under the Plan shall expire or terminate for any reason without having been exercised in full, or if any Award shall be forfeited, the shares subject to the unexercised or forfeited portion of such Award shall again be available for the purposes of the Plan.

     SECTION 4.  Administration

     The Plan shall be administered by a Committee the members of which shall be Disinterested persons. The Committee shall consist of not less than two members of the Board, who are not Employees. The Board shall have the power from time to time to add or remove members of the Committee, and to fill vacancies arising for any reason. The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at any time and place as it shall choose. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or as to Awards granted under it shall be subject to the determination of a majority of the Committee. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall never be subject to de novo review. When appropriate the Plan shall be administered in order to qualify certain of the Options granted under it as Incentive Stock Options.

     SECTION 5.  Eligibility

     The individuals who shall be eligible to participate in the Plan shall be those full-time key Employees, including directors if they are Employees, as the Committee shall determine during the term of this Plan. No individual shall be eligible to receive an Award under the Plan while that individual is a member of the Committee.

     No Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the Employee or of its parent or subsidiary corporation shall be eligible to receive an Option which is an Incentive Stock Option unless at the time that the Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock at the time the Option is granted and the Option by its own terms is not exercisable after the expiration of five years from the date the Option is granted.

     An Employee will be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust will be considered as being owned proportionately by or for its stockholders, partners or beneficiaries. For all purposes of this Plan, a parent corporation is any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the date of grant of the Option in question, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain; and a subsidiary corporation is any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, on the date of grant of the Option in question, each of the corporations, other than the last corporation in the chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

     SECTION 6.  Maximum Number of Shares Subject to an Award

     The maximum number of shares of Common Stock subject to Options that may be awarded to any Employee under the Plan during any consecutive three year period is 100,000.

     SECTION 7.  Stock Options

     A. Authority to Grant Options. The Committee may grant Incentive Stock Options or Non-Incentive Stock Options at any time during the term of this Plan to any eligible Employee that it chooses.

     Each Option granted shall be approved by the Committee. Subject only to any applicable limitations set forth in this Plan, the number of shares of Common Stock to be covered by an Option shall be as determined by the Committee.

     B. Option Price. The price at which shares may be purchased pursuant to an Option shall be fixed by the Committee, but such price for an Incentive Stock Option shall be not less than the Fair Market Value of the shares of Common Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares may be purchased shall be more than the minimum price required.

     C. Duration of Options. No Option which is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted. The Committee in its discretion may provide that such Option shall be exercisable throughout the ten year period or during any lesser period of time commencing on or after the date of grant of such Option and ending upon or before the expiration of the ten year period. If an Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the Employee or of its parent or subsidiary corporation, no Option which is an Incentive Stock Option shall be exercisable after the expiration of five years from the date such Option is granted. No Option which is a Non-Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted. The Committee in its discretion may provide that such Option shall be exercisable throughout the ten year period or during any lesser period of time commencing on or after the date of grant of such Option and ending upon or before the expiration of the ten year period.

     D. Maximum Value of Stock Subject to Options Which are Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee in any calendar year (under this Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation) exceeds $100,000, the Options shall be treated as Non-Incentive Stock Options. In making this determination, Options shall be taken into account in the order in which they were granted.

     E. Amount Exercisable. The Committee, in its discretion, may fix the terms of exercise of any Option so that any Option may be exercised so long as it is valid and outstanding from time to time in part or as a whole in such manner and subject to such conditions as it may set. In addition, the Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. But in no event shall any Option be exercisable after the tenth anniversary of the date of the grant.

     F. Exercise of Options. An Optionee may exercise such optionee's Option by delivering to the Company a written notice stating (i) that such optionee wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of stock with respect to which the Option is to be exercised and (iii) the address to which the certificate representing such shares of stock should be mailed. In order to be effective, such written notice shall be accompanied by
(i) payment of the Option Price of such shares of stock and (ii) payment of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Each such payment shall be made by check drawn on a national banking association and payable to the order of the Company in United States dollars or other check acceptable to the Committee.

     If, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of stock for the purpose of enabling such optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any stockholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board of Directors of the Company authorizing the acquisition by the Company of its own shares of stock for such purpose, then such optionee may deliver to the Company, in payment of the Option Price of the shares of stock with respect to which such Option is exercised, (x) certificates registered in the name of such optionee that represent a number of shares of stock legally and beneficially owned by such optionee (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company of such written notice that is not greater than the Option Price of the shares of stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association (or, in lieu of such certificates, other arrangements for the transfer of such shares to the Company which are satisfactory to the Company) and (y) if the Option Price of the shares of stock with respect to which such Options are to be exercised exceeds such Fair Market Value, a check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the amount of such excess plus the amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of stock in payment of the Option Price of the shares of stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of stock that were received by the Company with such written notice shall be returned to such optionee, together with notice by the Company to such optionee of the refusal of the Committee to accept such shares of stock. The Company may, at its option and upon approval by the Board of Directors of the Company, retain shares of Common Stock which would otherwise be issued upon exercise of an Option to satisfy any withholding tax liability that may result from the exercise of such Option, which shares shall be valued for such purpose at their then Fair Market Value. If, at the expiration of seven business days after the delivery to such optionee of such written notice from the

Company, such optionee shall not have delivered to the Company a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of stock with respect to which such Option is to be exercised, such written notice from the optionee to the Company shall be ineffective to exercise such Option.

     As promptly as practicable after the receipt by the Company of (i) such written notice from the optionee, (ii) payment, in the form required by the foregoing provisions of this Paragraph F, of the Option Price of the shares of stock with respect to which such Option is to be exercised, and (iii) payment, if required, in the form required by the foregoing provisions of this Paragraph F, of an amount necessary to satisfy any withholding tax liability that may result from the exercise of such Option, a certificate representing the number of shares of stock with respect to which such Option has been so exercised, reduced, to the extent applicable by the number of shares retained by the Company to pay any required withholding tax, such certificate to be registered in the name of such optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such optionee at the address specified for such purpose in such written notice from the optionee to the Company.

     G. Transferability of Options. Options shall not be transferable by the optionee except by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him. Any attempted sale, assignment, transfer, pledge or encumbrance of an Option in violation of this Agreement shall be void and the Company shall not be bound thereby.

     H. Termination of Employment or Death of Optionee.

     1. Except as may be otherwise expressly provided in the Option Agreement with respect to an Option that is a Non-Incentive Stock Option, all Options shall terminate on the earlier of the date of the expiration of the Option or one day less than three months after the date of severance, upon severance of the employment relationship between the Company and the optionee, whether with or without cause, for any reason other than the death, Disability or, in the case of Non-Incentive Stock Options only, Retirement of the optionee, during which period the optionee shall be entitled to exercise the Option in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised the Option on the date of such severance of employment. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the optionee for purposes of the Plan shall be determined by the Committee at the time thereof. In the event of severance because of the Disability of the holder of any Incentive Stock Option while in the employ of the Company and before the date of expiration of such Incentive Stock Option, such Incentive Stock Option shall terminate on the earlier of such date of expiration or one year following the date of such severance because of Disability, during which period the optionee shall be entitled to exercise the Incentive Stock Option in respect to the number of shares that the optionee would have been entitled to purchase had the optionee exercised the Incentive Stock Option on the date of such severance because of Disability.

     2. In the event of the death of the holder of any Incentive Stock Option while in the employ of the Company and before the date of expiration of such Incentive Stock Option, such Incentive Stock Option shall terminate on the earlier of such date of expiration or one year following the date of death. After the death of the optionee, his executors, administrators or any person or persons to whom his Incentive Stock Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of an Incentive Stock Option to exercise the Incentive Stock Option, in respect to the number of shares that the optionee would have been entitled to exercise if he had exercised the Incentive Stock Option on the date of his death while in employment. For purposes of Incentive Stock Options issued under this Plan, an employment relationship between the Company and the optionee shall be deemed to exist during any period in which the optionee is employed by the Company, a corporation issuing or assuming an option in a transaction to which
Section 424(a) of the Code applies, or a parent or subsidiary corporation of such corporation issuing or assuming an option. For this purpose, the phrase "corporation issuing or assuming an option" shall be substituted for the word "Company" in the definitions of parent and subsidiary corporations in Section 5 and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code.

     3. In the event of the death, Disability, or Retirement of a holder of a Non-Incentive Stock Option, before the date of expiration of such Non-Incentive Stock Option, such Non-Incentive Stock Option shall continue fully in effect, including provisions providing for subsequent vesting of such Option, and shall terminate on the date of expiration of the Non-Incentive Stock Option. After the death of the optionee, his executors, administrators or any person or persons to whom his Non-Incentive Stock Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Non-Incentive Stock Option to exercise the Non-Incentive Stock Option, in respect to the number of shares that the optionee would have been entitled to exercise if he were still alive. Notwithstanding the foregoing provisions of this Section, in the case of a Non-Incentive Stock Option the Committee may provide for a different option termination date in the Option Agreement with respect to such Option.

     I. No Rights as Stockholder. No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date a stock certificate is issued for the shares. Except as provided in the following provisions of this
Section 7, no adjustment for dividends, or other matters shall be made if the record date is prior to the date the certificate is issued.

     J. Changes in the Company's Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted (or in the case of the issuance of equity securities as a dividend on, or in a reclassification of, the Common Stock, the Options shall extend to such other securities) in such a manner as to entitle an optionee to receive, upon exercise of an Option, for the same aggregate cash compensation, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised his Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining stockholders to be affected by such adjustment; and
(b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total number and class of shares of stock then received, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment. Comparable rights shall accrue to each optionee in the event of successive subdivisions, consolidations, capital adjustment, dividends or reclassifications of the character described above.

     If the Company shall distribute to all holders of its shares of Common Stock (including any such distribution made to non-dissenting stockholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Common Stock continue to hold shares of Common Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one year period, the greater of (a) $.10 per share of Common Stock and (b) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Common Stock or other equity securities of the Company described in the immediately preceding paragraph), then in each case the Option Price shall be adjusted by reducing the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by the Fair Market Value, as determined in good faith by the Board of

Directors of the Company (whose determination shall be described in a statement filed in the Company's corporate records and be available for inspection by any holder of an Option) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Common Stock; provided that in no event shall the Option Price be less than the par value of a share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of the distribution retroactive to the record date for the determination of the stockholders entitled to receive such distribution. Comparable adjustments shall be made in the event of successive distributions of the character described above.

     After the Company shall make a tender offer for, or grant to all of its holders of its shares of Common Stock the right to require the Company to acquire from such stockholders shares of, Common Stock, at a price in excess of the Current Market Price (a "Put Right") or the Company shall grant to all of its holders of its shares of Common Stock the right to acquire shares of Common Stock for less than the Current Market Price (a "Purchase Right") then, in the case of a Put Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such Put Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding minus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Put Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Put Rights are exercised; and, in the case of a Purchase Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of the stockholders entitled to receive such Purchase Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding plus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Purchase Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Purchase Rights are exercised. In addition, the number of shares subject to the Option shall be increased by multiplying the number of shares then subject to the Option by a fraction which is the inverse of the fraction used to adjust the Option Price. Notwithstanding the foregoing if any such Put Rights or Purchase Rights shall terminate without being exercised, the Option Price and number of shares subject to Option shall be appropriately readjusted to reflect the Option Price and number of shares subject to the Option which would have been in effect if such unexercised Rights had never existed. Comparable adjustments shall be made in the event of successive transactions of the character described above.

     After the merger of one or more corporations into the Company, after any consolidation of the Company and one or more corporations, or after any other corporate transaction described in Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code") in which the Company shall be the surviving corporation, each optionee, at no additional cost, shall be entitled to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other equity securities to which the optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such optionee had been a holder of a number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised and, if as a result of such merger, consolidation or other transaction, the holders of Common Stock are not entitled to receive any shares of Common Stock pursuant to the terms thereof, each optionee, at no additional cost, shall be entitled to receive, upon exercise of his Option, such other assets and property, including cash, to which he would have been entitled if at the time of such merger, consolidation or other transaction he had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised. Comparable rights shall accrue to each optionee in the event of successive mergers or consolidations of the character described above.

     After a merger of the Company into one or more corporations, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in Section 424(a) of the Code in which the Company is not the surviving corporation, each optionee shall, at no additional cost, be entitled at the option of the surviving corporation, (i) to have his then existing Option assumed or to have a new option substituted for the existing Option by the surviving corporation to the transaction which is then employing him, or a parent or subsidiary of such corporation, on a basis where the excess of the aggregate Fair Market Value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such option is equal to the excess of the aggregate Fair Market Value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares, provided that the shares subject to the new option must be traded on the New York Stock Exchange or the American Stock Exchange or quoted on the NASDAQ, or (ii) to receive upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the securities, property and other assets, including cash, to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation or the agreement giving rise to the other corporate transaction if at the time of such merger, consolidation or other transaction such optionee had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised.

     If a corporate transaction described in Section 424(a) of the Code which involves the Company is to take place and there is to be no surviving corporation while an Option remains in whole or in part unexercised, it shall be cancelled by the Board of Directors as of the effective date of any such corporate transaction but before the date each optionee shall be provided with a notice of such cancellation and each optionee shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Paragraph 9 of the Plan) to the extent it is then still unexercised during a 30-day period preceding the effective date of such corporate transaction.

     For purposes of this Paragraph J, "Current Market Price per share of Common Stock" shall mean the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is listed or, if the Common Stock is not so listed, the average bid and asked price of a share of Common Stock as reported in the NASDAQ System, in each case on the trading day immediately preceding the first trading day on which, as a result of the establishment of a record date or otherwise, the trading price reflects that an acquiror of Common Stock in the public market will not participate in or receive the payment of any applicable dividend or distribution.

     Except a hereinbefore expressly provided, the issue by the Company of shares of Common Stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     K. Substitution Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or whose employer is about to become a parent or subsidiary corporation, conditioned in the case of an incentive stock option upon the employee becoming an employee as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions of this Plan to the extent the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. But with respect to stock options which are incentive stock options, no variation shall be made which will affect the status of any substitute option as an "incentive stock option" under Section 422 of the Code.

     L. Acceleration and Cancellation of Option in Contemplation of Change in Control. Notwithstanding the provisions of this Section 7, the Committee shall have the power, in the event of a disposition of all or substantially all of the assets of the Company, or the dissolution of the Company, or any merger or consolidation of the Company with or into any other Company, or the merger or consolidation of any other entity into the Company, or the making of a tender offer to purchase 30% or more of the outstanding shares of Common Stock, to amend all outstanding Options (upon such conditions as it shall deem appropriate) to (i) permit the exercise of Options prior to the effective date of the transaction and to terminate all unexercised Options as of such date or
(ii) require the forfeiture of all Options, provided the Company pays to each Optionee the excess of the Fair Market Value of the Stock subject to the Option over the exercise price of the Option, or (iii) make any other provision with respect to the Options that the Committee deems appropriate and equitable.

     SECTION 8.  Requirements of Law

     The Company shall not be required to sell, issue or deliver any shares of Common Stock under any Award if such sale, issuance or delivery shall constitute a violation by the Award recipient or the Company of any provisions of any law or regulation of any governmental authority. Each Award granted under this Plan shall be subject to the requirements that, if at any time the Board or the Committee shall determine that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue, or purchase or delivery of shares subject to an Award, that Award shall not be exercised in whole or in part and no shares shall be delivered pursuant to an Award unless the listing, registration, qualification, consent, approval or representations shall have been effected or obtained free of any conditions not acceptable to the Committee. Any determination in this connection by the Committee shall be final. In the event the shares issuable or deliverable on exercise or vesting of an Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for those shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for a sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered by this Plan under the Securities Act of 1933 (as now in effect or as later amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing those shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Award or the issuance or delivery of shares under the Award to comply with any law or regulation or any governmental authority.

     SECTION 9.  Employment Obligation

     The granting of any Award shall not impose upon the Company any obligation to employ or continue to employ any Award recipient. The right of the Company to terminate the employment of any officer or other Employee shall not be diminished or affected by reason of the fact that an Award has been granted to him.

     SECTION 10.  Forfeiture for Cause

     Notwithstanding any other provision of this Plan, if the Committee finds by a majority vote, that the Award recipient, before or after termination of his employment with the Company (a) committed a fraud, embezzlement, theft, felony or act of dishonesty in the course of his employment by the Company which conduct damaged the Company or (b) disclosed trade secrets of the Company, then any outstanding options which have not been exercised by the individual and any Awards which have not yet vested will be forfeited. The decision of the Committee as to the cause of an Award recipient's discharge, the damage done to the Company and the extent of the individual's competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company.

     SECTION 11.  Amendment or Termination of Plan

     The Board may modify, revise or terminate this Plan at any time and from time to time. However, without the further Company stockholder approval by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock (or if the provisions of the corporate charter, bylaws or applicable state law prescribe a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required) is, either in person or by proxy, present and voting on the issue, the Board may not (a) increase the aggregate number of shares that may be subject to Awards pursuant to the provisions of this Plan;
(b) materially increase the benefits accruing to participants under this Plan or
(c) materially modify the requirements as to eligibility for participation in this Plan unless, in each such case, the Board of Directors of the Company shall have obtained an opinion of legal counsel to the effect that stockholder approval of the amendment is not required (i) by law, (ii) by the applicable rules and regulations of, or any agreement with, any national securities exchange that the Common Stock is then listed on or if the Common Stock is not so listed, the rules and regulations, or any agreement with, the National Association of Securities Dealers, Inc., and (iii) in order to make available to the optionee with respect to any option granted under the Plan, the benefits of Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, or any similar or successor rule.

     SECTION 12.  Written Agreement

      Each Award granted under this Plan shall be embodied in a written Agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the recipient and by the appropriate officer of the Company for and in the name and on behalf of the Company. Each Agreement shall contain any other provisions consistent with this Plan that the Committee in its discretion shall deem advisable.

     SECTION 13.  Indemnification of the Committee

     The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend the same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled to as a matter of law, contract or otherwise. Nothing in this Section shall be construed to limit or otherwise affect any right to indemnification or payment of expense, or any provisions limiting the liability of any officer or director of the Company or any member of the Committee, provided by law, the Certificate of Incorporation of the Company or otherwise.

     SECTION 14.  Award Grant Termination.

     No Awards shall be granted pursuant to this Plan after December 18, 2005.

                                                                      Exhibit B

                                UTI ENERGY CORP.
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     1. Purpose. This Non-Employee Director Stock Option Plan (the "Plan") of UTI Energy Corp., a Delaware corporation (the "Company"), is adopted for the benefit of the directors of the Company who at the time of their service are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"), and is intended to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

     2. Administration. The Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee"), the members of which shall consist solely of directors who are employees of the Company. For the purposes of the Plan, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. Except as otherwise expressly provided for herein, all questions of interpretation and application of the Plan, or as to options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. Notwithstanding the above, the selection of Non-Employee Directors to whom Options are to be granted, the number of shares subject to any Option, the exercise price of any Option and the term of any Option shall be as hereinafter provided and the Committee shall have no discretion as to such matters.

     3. Option Shares. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.001 par value (or such other par value as may be designated by act of the Company's stockholders) (the "Common Stock"). The total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate 100,000 shares; provided, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 12 hereof. Such shares may be treasury shares or authorized but unissued shares.

     In the event that any outstanding Option for any reason shall expire or terminate by reason of the death of the optionee or the fact that the optionee ceases to be a director, the surrender of any such Option, or any other cause, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

     4. Grant of Options. Subject to the provisions of Paragraph 16 and the availability under the Plan of a sufficient number of shares of Common Stock that may be issuable upon the exercise of outstanding Options, there shall be granted the following Options:

     (a) To each Non-Employee Director as of December 19, 1995, and each future Non-Employee Director as the date he is first elected as a director of the Company, an Option to purchase 2,500 shares of Common Stock at a purchase price per share of Common Stock (the "Option Price") equal to the fair market value of the Common Stock as defined in Paragraph 7 hereof as of the date of grant; and

     (b) Commencing on December 31, 1996, each Non-Employee Director who has served as a non-employee director for a period of at least one year shall receive on each December 31 on which such person is a Non-Employee Director, an Option to purchase 1,250 shares of Common Stock at an Option Price equal to the fair market value of the Common Stock as defined in Paragraph 7 hereof as of the date of grant.

No Option shall be granted pursuant to the Plan after December 18, 2005.

     5. Duration of Options. Each Option granted under the Plan shall be exercisable for a term of five years from the date of grant, subject to earlier termination as provided in Paragraph 9 hereof.

     6. Amount Exercisable. Each Option granted pursuant to the Plan shall not be exercisable for a period of one year from the date of grant. After such time, such Option shall be fully vested and exercisable throughout the term of the Option. Notwithstanding the foregoing, no Option granted by virtue of the amendments effected by this Plan shall be exercisable for a period of six months following stockholder approval.

     7. Exercise of Options. An optionee may exercise such optionee's Option by delivering to the Company a written notice stating (i) that such optionee wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of stock with respect to which such Option is to be exercised, (iii) the address to which the certificate representing such shares of stock should be mailed, and (iv) the social security number of such optionee. In order to be effective, such written notice shall be accompanied by (i) payment of the Option Price of such shares of stock and (ii) if applicable, payment of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Each such payment shall be made by check drawn on a national banking association and payable to the order of the Company in United States dollars.

     If, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of stock for the purpose of enabling such optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any stockholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board of Directors of the Company authorizing the acquisition by the Company of its own shares of stock for such purpose, then such optionee may deliver to the Company, in payment of the Option Price of the shares of stock with respect to which such Option is exercised, (x) certificates registered in the name of such optionee that represent a number of shares of stock legally and beneficially owned by such optionee (free of all liens, claims and encumbrances of every kind) and having a fair market value on the date of receipt by the Company of such written notice that is not greater than the Option Price of the shares of stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association (or, in lieu of such certificates, other arrangements for the transfer of such shares to the Company which are satisfactory to the Company) and (y) if the Option Price of the shares of stock with respect to which such Options are to be exercised exceeds such fair market value, a check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the amount of such excess plus the amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of stock in payment of the Option Price of the shares of stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of stock that were received by the Company with such written notice shall be returned to such optionee, together with notice by the Company to such optionee of the refusal of the Committee to accept such shares of stock. The Company may, at its option and upon approval by the Board of Directors of the Company, retain shares of Common Stock which would otherwise be issued upon exercise of an Option to satisfy any withholding tax liability that may result from the exercise of such Option, which shares shall be valued for such purpose at their then fair market value. If, at the expiration of seven business days after the delivery to such optionee of such written notice from the Company, such optionee shall not have delivered to the Company a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of stock with respect to which such Option is to be exercised, such written notice from the optionee to the Company shall be ineffective to exercise such Option.

     As promptly as practicable after the receipt by the Company of (i) such written notice from the optionee, (ii) payment, in the form required by the foregoing provisions of this Paragraph 7, of the Option Price of the shares of stock with respect to which such Option is to be exercised, and (iii) payment, if required, in the form required by the foregoing provisions of this Paragraph 7, of an amount necessary to satisfy any withholding tax liability that may result from the exercise of such Option, a certificate representing the number of shares of stock with respect to which such Option has been so exercised, reduced, to the extent applicable by the number of shares retained by the Company to pay any required withholding tax, such certificate to be registered in the name of such optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such optionee at the address specified for such purpose in such written notice from the optionee to the Company.

     For purposes of this Paragraph 7, the "fair market value" of a share of stock as of any particular date shall mean the closing sale price of a share of Common Stock on that date as reported by the principal national securities exchange on which the Common Stock is listed if the Common Stock is then listed on a national securities exchange, or if the Common Stock is not so listed, the average of the bid and asked price of a share of Common Stock on that date and reported in the National Association of Securities Dealers Automated Quotation system (the "NASDAQ System"); provided that if no such closing price or quotes are so reported on that date or if in the discretion of the Committee another means of determining the fair market value of a share of stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value.

     8. Transferability of Options. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

     9. Termination. Except as may be otherwise expressly provided herein, each Option, to the extent it shall not previously have been exercised, shall terminate on the earlier of the following:

     (a) On the last day within the three month period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors, for any reason other than the death, disability or retirement of the optionee, during which period the optionee shall be entitled to exercise all Options fully vested as described in Paragraph 6 by the optionee on which the optionee ceased on the date on which the optionee ceased be a member of the Company's Board of Directors;

     (b) On the last day within the one year period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors because of permanent disability, during which period the optionee shall be entitled to exercise all Options fully vested as described in Paragraph 6 by the optionee on the date on which the optionee ceased to be a member of the Company's Board of Directors because of such disability;

     (c) On the last day within the one year period commencing on the date of the optionee's death while serving as a member of the Company's Board of Directors, during which period the executor or administrator of the optionee's estate or the person or persons to whom the optionee's Option shall have been transferred by will or the laws of descent or distribution, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of his death;

     (d) On the last day within the one year period commencing on the date an optionee who has had at least five years of service on the Board of Directors of the Company retires from the Board of Directors of the Company, during which period the optionee, or the executor or administrator of the optionee's estate or the person or persons to whom such Option shall have been transferred by the will or the laws of descent or distribution in the event of the optionee's death within such one year period, as the case may be, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of such retirement; and

     (e) Ten years after the date of grant of such Option.

     10. Requirements of Law. The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under the Plan shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. If required at any time by the Board of Directors or the Committee, an Option may not be exercised until the optionee has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, the Company shall not be required to issue the underlying shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Committee to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory, in form and substance to the Corporation, that registration is not required for such sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) and, in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     11. No Rights as Stockholder. No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 12 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     12. Changes in the Company's Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted (or in the case of the issuance of equity securities as a dividend on, or in a reclassification of, the Common Stock, the Options shall extend to such other securities) in such a manner as to entitle an optionee to receive, upon exercise of an Option, for the same aggregate cash compensation, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised his Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining stockholders to be affected by such adjustment; and (b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total number and class of shares of stock then received, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment. Comparable rights shall accrue to each optionee in the event of successive subdivisions, consolidations, capital adjustment, dividends or reclassifications of the character described above.

     If the Company shall distribute to all holders of its shares of Common Stock (including any such distribution made to non-dissenting stockholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Common Stock continue to hold shares of Common Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one year period, the greater of (a) $.10 per share of Common Stock and (b) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Common Stock or other equity securities of the Company described in the immediately preceding paragraph), then in each case the Option Price shall be adjusted by reducing the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by the fair market value, as determined in good faith by the Board of Directors of the Company (whose determination shall be described in a statement filed in the Company's corporate records and be available for inspection by any holder of an Option) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Common Stock; provided that in no event shall the Option Price be less than the par value of a share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of the distribution retroactive to the record date for the determination of the stockholders entitled to receive such distribution. Comparable adjustments shall be made in the event of successive distributions of the character described above.

     After the Company shall make a tender offer for, or grant to all of its holders of its shares of Common Stock the right to require the Company to acquire from such stockholders shares of, Common Stock, at a price in excess of the Current Market Price (a "Put Right") or the Company shall grant to all of its holders of its shares of Common Stock the right to acquire shares of Common Stock for less than the Current Market Price (a "Purchase Right") then, in the case of a Put Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such Put Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding minus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Put Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Put Rights are exercised; and, in the case of a Purchase Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of the stockholders entitled to receive such Purchase Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding plus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Purchase Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Purchase Rights are exercised. In addition, the number of shares subject to the Option shall be increased by multiplying the number of shares then subject to the Option by a fraction which is the inverse of the fraction used to adjust the Option Price. Notwithstanding the foregoing if any such Put Rights or Purchase Rights shall terminate without being exercised, the Option Price and number of shares subject to Option shall be appropriately readjusted to reflect the Option Price and number of shares subject to the Option which would have been in effect if such unexercised Rights had never existed. Comparable adjustments shall be made in the event of successive transactions of the character described above.

     After the merger of one or more corporations into the Company, after any consolidation of the Company and one or more corporations, or after any other corporate transaction described in

Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code") in which the Company shall be the surviving corporation, each optionee, at no additional cost, shall be entitled to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other equity securities to which the optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such optionee had been a holder of a number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised and, if as a result of such merger, consolidation or other transaction, the holders of Common Stock are not entitled to receive any shares of Common Stock pursuant to the terms thereof, each optionee, at no additional cost, shall be entitled to receive, upon exercise of his Option, such other assets and property, including cash, to which he would have been entitled if at the time of such merger, consolidation or other transaction he had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised. Comparable rights shall accrue to each optionee in the event of successive mergers or consolidations of the character described above.

     After a merger of the Company into one or more corporations, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in Section 424(a) of the Code in which the Company is not the surviving corporation, each optionee shall, at no additional cost, be entitled at the option of the surviving corporation, (i) to have his then existing Option assumed or to have a new option substituted for the existing Option by the surviving corporation to the transaction which is then employing him, or a parent or subsidiary of such corporation, on a basis where the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such option is equal to the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares, provided that the shares subject to the new option must be traded on the New York Stock Exchange or the American Stock Exchange or quoted on the NASDAQ, or (ii) to receive upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the securities, property and other assets, including cash, to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation or the agreement giving rise to the other corporate transaction if at the time of such merger, consolidation or other transaction such optionee had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised.

     If a corporate transaction described in Section 424(a) of the Code which involves the Company is to take place and there is to be no surviving corporation while an Option remains in whole or in part unexercised, it shall be cancelled by the Board of Directors as of the effective date of any such corporate transaction but before the date each optionee shall be provided with a notice of such cancellation and each optionee shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Paragraph 9 of the Plan) to the extent it is then still unexercised during a 30-day period preceding the effective date of such corporate transaction.

     For purposes of this Paragraph 12, "Current Market Price per share of Common Stock" shall mean the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is listed or, if the Common Stock is not so listed, the average bid and asked price of a share of Common Stock as reported in the NASDAQ System, in each case on the trading day immediately preceding the first trading day on which, as a result of the establishment of a record date or otherwise, the trading price reflects that an acquiror of Common Stock in the public market will not participate in or receive the payment of any applicable dividend or distribution.

     Except a hereinbefore expressly provided, the issue by the Company of shares of Common Stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     13. Amendment or Termination of Plan. The Board of Directors may modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of a majority of the shares of voting stock present in person or by proxy at a meeting of stockholders, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) change the aggregate number of shares which may be issued under Options pursuant to the provisions of the Plan;
(b) reduce the option price permitted for the Options; (c) extend the term during which an option may be exercised or the termination date of the Plan; or
(d) materially increase any other benefits accruing to directors under the Plan or materially modify the requirements as to eligibility for participation in the Plan unless, in each such case, the Board of Directors of the Company shall have obtained an opinion of legal counsel to the effect that stockholder approval of the amendment is not required (i) by law, (ii) by the applicable rules and regulations of, or any agreement with, any national securities exchange that the Common Stock is then listed on or if the Common Stock is not so listed, the rules and regulations, or any agreement with, the National Association of Securities Dealers, Inc., and (iii) in order to make available to the optionee with respect to any option granted under the Plan, the benefits of Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, or any similar or successor rule. In addition, the terms of the Plan relating to the number of shares that may be subject to an Option, the times at which Options shall be granted, and the means by which the Option Price for Options granted is to be determined shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

     14. Written Agreement. Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the optionee and by the appropriate officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

     15. Indemnification of Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee (a) in respect of matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as such member of the Committee, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further, that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee unless, within sixty (60) days after institution of any such action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled to as a matter of law, contract, or otherwise. Nothing in this Section 15 shall be construed to limit or otherwise affect any right to indemnification, or payment of expense, or any provisions limiting the liability of any officer or director of the Company or any member of the Committee, provided by law, the Certificate of Incorporation of the Company or otherwise.

     16. Effective Date of Plan. The Plan shall be deemed to have been adopted and effective on December 19, 1995, when and if approved by the holders of a majority of the shares of voting stock of the Company represented in person or by proxy at the Company's Annual Meeting of Stockholders to be held in 1996.

                                                                    Exhibit C

                                UTI ENERGY CORP.

                             STOCK OPTION AGREEMENT


     THIS STOCK OPTION AGREEMENT (this "Agreement"), is made and entered into effective as of the 19th day of December, 1995, by and between UTI Energy Corp., a Delaware corporation (the "Company"), and Remy Investors and Consultants Incorporated, a Delaware corporation ("Optionee").


                              W I T N E S S E T H:

     WHEREAS, the Company's Board of Directors has determined that it is in the interest of the Company, in consideration for past consulting services on behalf of the Company, to grant to the Optionee the right to acquire certain shares of the Company's common stock, $.001 par value per share (the "Common Stock"), subject to the terms and provisions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual undertakings, covenants, conditions and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Optionee agree with each other as follows:

     1. Grant of Stock Option. The Company hereby grants to Optionee, subject to the provisions hereinafter set forth, the right (the "Option") to purchase 120,000 shares of Common Stock of the Company (the "Option Shares"). The Option Shares shall be subject to adjustment as hereinafter set forth. This Option shall be exercisable at any time after the date hereof and on or before December 18, 2000 (the "Expiration Date").

     2. Exercise Price. The exercise price per share for which all or any of the Option Shares may be purchased shall be $5 11/16 (the "Exercise Price"). The Exercise Price shall be subject to adjustment as hereinafter set forth.

     3.  Exercise.

         (a) The Option may be exercised by Optionee, in full or in part, for the purchase of any of the Option Shares upon delivery by Optionee of written notice to the Company at the address of the Company set forth in
     Section 8, or such other address as the Company shall designate in written notice to Optionee, setting forth the number of Option Shares with respect to which the Option is being exercised, together with the Option and payment (in the manner described in Section 3(b) below) for the aggregate Exercise Price of the Option Shares so purchased. Upon the exercise of the Option, the Company shall as promptly as practicable execute and deliver to Optionee a certificate or certificates for the total number of whole Option Shares for which the Option is being exercised in such names and denominations as are requested by Optionee. If the Option shall be exercised with respect to less than all of the Option Shares, Optionee shall be entitled to receive a new Option covering the number of Option Shares in respect of which the Option shall not have been exercised, which new Option shall in all other respects be identical to the Option.

         (b) Payment for the Option Shares to be purchased upon the exercise of the Option may be made by the delivery of a check payable to the Company in the amount of the aggregate Exercise Price of the Option Shares to be purchased.

     4. Covenants and Conditions. The above provisions are subject to the following:

         (a) Optionee acknowledges and agrees that neither the Option nor the Option Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws"). Optionee covenants and agrees that the Option and the Option Shares have been acquired for investment purposes and not with a view to distribution or resale and the Option Shares may not be made subject to a security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration statement therefor under the Act and such applicable Blue Sky Laws or an opinion of counsel (which opinion and counsel rendering same shall be reasonably acceptable to the Company) that registration is not required under the Act and under any applicable Blue Sky Laws. The certificates representing the Option Shares shall bear substantially the following legend:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL (WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (III) IN THE OPINION OF COUNSEL (WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) REGISTRATION UNDER THE LAW OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

     Other legends as required by applicable federal and state laws may be placed on such certificates. Optionee and the Company agree to execute such documents and instruments as counsel for the Company reasonably deems necessary to effect compliance of the issuance of the Option and any Option Shares issued upon the exercise thereof with applicable federal and state securities laws. Optionee agrees that the Company may decline to permit a transfer of the Option if the proposed transferee does not meet the applicable qualifications for investors in securities offerings exempt from registration.

         (b) The Company covenants and agrees that all Option Shares which may be issued upon the exercise of the Option will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable.

     5. Rights as a Shareholder. The Option does not confer upon Optionee any right whatsoever as a shareholder of the Company.

     6. Changes in the Company's Capital Structure. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then the number, class and per share price of shares of stock subject to the Option shall be appropriately adjusted (or in the case of the issuance of equity securities as a dividend on, or in a reclassification of, the Common Stock, the Option shall extend to such other securities) in such a manner as to entitle the holder to receive, upon exercise of the Option, for the same aggregate cash compensation, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) it would have held after such adjustment if the holder had exercised the Option in full immediately prior to the event requiring the adjustment. Comparable rights shall accrue in the event of successive subdivisions, consolidations, capital adjustments, dividends or reclassifications of the character described above.

     If the Company shall distribute to all holders of its shares of Common Stock (including any such distribution made to non-dissenting stockholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Common Stock continue to hold shares of Common Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one year period, the greater of (a) $.10 per share of Common Stock and (b) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Common Stock or other equity securities of the Company described in the immediately preceding paragraph), then in each case the Exercise Price shall be adjusted by reducing the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by the fair market value, as determined in good faith by the Board of Directors of the Company (whose determination shall be described in a statement filed in the Company's corporate records and be available for inspection by the holder of the Option) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Common Stock; provided that in no event shall the Exercise Price be less than the par value of a share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of the distribution retroactive to the record date for the determination of the stockholders entitled to receive such distribution. Comparable adjustments shall be made in the event of successive distributions of the character described above.

     After the Company shall make a tender offer for, or grant to all of its holders of its shares of Common Stock the right to require the Company to acquire from such stockholders shares of, Common Stock, at a price in excess of the Current Market Price (a "Put Right") or the Company shall grant to all of its holders of its shares of Common Stock the right to acquire shares of Common Stock for less than the Exercise Price (the "Exercise Right") then, in the case of a Put Right, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such Put Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding minus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Put Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Put Rights are exercised; and, in the case of a Purchase Right, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of the stockholders entitled to receive such Purchase Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding plus the number of shares of Common Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Purchase Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Purchase Rights are exercised. In addition, the number of shares subject to the Option shall be increased by multiplying the number of shares then subject to the Option by a fraction which is the inverse of the fraction used to adjust the Exercise Price. Notwithstanding the foregoing if any such Put Rights or Purchase Rights shall terminate without being exercised, the Exercise Price and number of shares subject to the Option shall be appropriately readjusted to reflect the Exercise Price and number of shares subject to the Option which would have been in effect if such unexercised Rights had never existed. Comparable adjustments shall be made in the event of successive transactions of the character described above.

     After the merger of one or more corporations with or into the Company, after any consolidation of the Company and one or more corporations, or after any other corporate transaction described in Section 424(a) of the Internal Revenue Code of 1986, as amended, the holder of the Option, at no additional cost, shall be entitled to receive, upon any exercise of the Option, in lieu of the number of shares as to which the Option may then be so exercised, the number and class of shares of stock or other equity securities to which the holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation the holder had been a holder of a number of shares of Common Stock equal to the number of shares as to which the Option may then be so exercised and, if as a result of such merger, consolidation or other transaction, the holders of Common Stock are not entitled to receive any shares of Common Stock pursuant to the terms thereof, the holder, at no additional cost, shall be entitled to receive, upon exercise of the Option, such other assets and property, including cash, to which the holder would have been entitled if at the time of such merger, consolidation or other transaction the holder had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised. Comparable rights shall accrue in the event of successive mergers or consolidations of the character described above.

     For purposes of this Section 6, "Current Market Price per share of Common Stock" shall mean the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is listed or, if the Common Stock is not so listed, the average bid and asked price of a share of Common Stock as reported in the NASDAQ System, in each case on the trading day immediately preceding the first trading day on which, as a result of the establishment of a record date or otherwise, the trading price reflects that an acquiror of Common Stock in the public market will not participate in or receive the payment of any applicable dividend or distribution.

     Except as hereinbefore expressly provided, the issue by the Company of shares of Common Stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to the Option.

     7. Reservation of Common Stock. The Company will, at all times during the term of this Agreement, reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Option, such number of shares of Common Stock of the Company as shall from time to time be sufficient to effect the exercise of the Option. If, at any time, the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Option, in addition to such other remedies as shall be available to the holder of the Option, the Company will use its reasonable efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

     8. Restrictions on Transfer.

         The shares of Common Stock acquired upon the exercise of the Option shall not be sold, pledged, hypothecated or otherwise transferred unless such shares are exempt from registration under the Act and any applicable state securities laws.

     9. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given if delivered or mailed, first class, with postage prepaid, to:

         If to the Company, addressed to:

             UTI Energy Corp.
             485 Devon Park Drive, Suite 112
             Wayne, Pennsylvania  19087
             Attention:  President

         If to the Optionee, addressed to:

             Remy Investors and Consultants Incorporated
             1801 Century Park East, Suite 111
             Los Angelos, California  90067
             Attention:  Mark S. Siegel

     Delivery shall be made to such other address for notice as either party shall hereafter notify the other party in writing, from time to time.

     10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving any effect to conflicts of law provisions.

     11. Entire Agreement. This Agreement contains the entire understanding between the parties hereto concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto, relating to the subject matter of this Agreement, which are not fully expressed herein.

     12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall be deemed to be one and the same instrument, regardless of whether one or more parties sign the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective the date first set forth above.

                                       UTI ENERGY CORP.



                                       By:   ________________________________
                                       Name: ________________________________
                                       Title: _______________________________


                                       REMY INVESTORS AND
                                        CONSULTANTS INCORPORATED



                                       By:   ________________________________
                                       Name: ________________________________
                                       Title: _______________________________

PROXY                                                                Exhibit D

       THIS FORM OF PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                UTI ENERGY CORP.

         The undersigned hereby appoints Mark S. Siegel and Kenneth N. Berns proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of UTI Energy Corp., standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual meeting of Stockholders of the Company to be held August 8, 1996 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)


                              fold and detach here


                  UTI Energy  Corp.           Annual
                                              Meeting
                                              of Stockholders

                                              August 8, 1996 10:00 a.m.
                                              Bellevue Hotel
                                              Cliveden Room
                                              19th Floor
                                              Broad and Walnut Streets
                                              Philadelphia, Pa  19102

THIS PROXY WHEN PROPERTY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

1.       Election of Directors
         ___ FOR all nominees named below (except as marked to the contrary)
         ___ WITHHOLD AUTHORITY to vote for all nominees named below

         Nominees:  Mark S. Siegel and Kenneth N. Berns

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write than individual's name in the space provided below.

2.       Approve the UTI Energy Corp. 1996 Employee Stock Options Plan
         ____ FOR          ____ AGAINST              ____ ABSTAIN

3.       Approve the UTI Energy Corp. Non-Employee Director Stock Option Plan
         ____ FOR          ____ AGAINST              ____ ABSTAIN

4. Approve the Stock Option Agreement between UTI Energy Corp. and REMY Investors and Consultants Incorporated
         ____ FOR          ____ AGAINST              ____ ABSTAIN

5. Approve the repricing of, and amendment to, stock option agreements granted to certain executive officers
         ____ FOR          ____ AGAINST              ____ ABSTAIN

6.       Ratification of Ernst & Young LLP as the Company's independent auditors
         ____ FOR          ____ AGAINST              ____ ABSTAIN

7. In their discretion, the proxies are authorized to vote upon any other matter as may properly come before the meeting.

____  I plan to attend the meeting.

Please sign exactly as name appears below. When shares are hold by joint tenants, both should sign. When signing as attorney, custodian, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in the partnership name as authorized person.

Dated  ___________________, 1996

- --------------------------------------------------------
                  Signature

- --------------------------------------------------------
                  (Signature if held jointly)

                 Please sign, date and return the proxy card promptly using the enclosed envelope.

- -------------------------------------------------------------------------------

                              fold and detach here
                          -----------------------------
                                 ANNUAL MEETING
                                       OF
                                UTI ENERGY CORP.

                            Thursday, August 8, 1996
                                   10:00 a.m.
                    Bellevue Hotel, Cliveden Room, 19th Floor
                             Broad & Walnut Streets
                             Philadelphia, PA 19102

                                     AGENDA

_ Election of Directors
_ Approve the 1996 Employee Stock Option Plan
_ Approve the Non-Employee Directors Stock Option Plan
_ Approve the Stock Option Agreement between the Company and Remy Investors and
  Consultants Incorporated
_ Approve the repricing of, and amendment to, stock
  options granted to certain executive officers
_ Ratification of the appointment
  of independent public accountants
_ Report on the progress of the corporation